                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

[X] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    Rule 14a-12

                            OPPENHEIMER HOLDINGS INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               Payment of Filing Fee (Check the appropriate box):
                              [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

1. Amount previously paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

                                                                PRELIMINARY COPY

                            OPPENHEIMER HOLDINGS INC.
                            P.O. Box 2015, Suite 1110
                             20 Eglinton Avenue West
                                Toronto, Ontario
                                     M4R 1K8

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     NOTICE IS HEREBY GIVEN that an Annual and Special Meeting of Shareholders of OPPENHEIMER HOLDINGS INC. (the "Corporation") will be held at The Toronto Board of Trade Downtown Centre, 4th Floor, 1 First Canadian Place, 77 Adelaide St. West, Toronto, Ontario on May 9, 2005, at the hour of 4:30 p.m. (Toronto time) for the following purposes:

1. To receive the 2004 Annual Report including the consolidated financial statements of the Corporation for the year ended December 31, 2004, together with the Auditors' Report thereon;

2.   To elect Directors;

3. To appoint PricewaterhouseCoopers LLP as auditors of the Corporation and authorize the Directors to fix their remuneration;

4. To consider and, if deemed advisable, pass a resolution confirming amendments to the Corporation's 1996 Equity Incentive Plan described in the accompanying Management Information Circular;

5. To consider and, if deemed advisable, pass a resolution confirming the adoption of the Oppenheimer & Co. Inc. Employee Share Plan described in the accompanying Management Information Circular;

6. To consider and, if deemed advisable, pass a resolution authorizing the issue of up to 139,313 Class A non-voting shares to the Oppenheimer & Co. Inc. 401(k) Plan;

7. To consider and, if deemed advisable, pass a special resolution authorizing the Corporation to apply for a Certificate of Continuance continuing the Corporation under the Canada Business Corporations Act ("CBCA"), as described in the accompanying Management Information Circular;

8. Subject to the approval and authorization of item 7 above, to consider and, if deemed advisable, confirm By-Law Number 1 of the Corporation, being a by-law relating generally to the transaction of the business and affairs of the Corporation pursuant to and in accordance with the CBCA, as described in the accompanying Management Information Circular;

9. To consider and, if deemed advisable, pass a resolution confirming the Performance-Based Compensation Agreement described in the accompanying Management Information Circular; and

10. To transact such other business as is proper to such meeting or any adjournment thereof.

     HOLDERS OF CLASS A NON-VOTING SHARES OF THE CORPORATION ARE ENTITLED TO ATTEND AND SPEAK AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS AND, WITH THE HOLDERS OF THE CLASS B VOTING SHARES, ARE ENTITLED TO VOTE ON THE RESOLUTIONS IN ITEMS 4, 5 AND 6 ABOVE. HOLDERS OF CLASS A NON-VOTING SHARES ARE NOT ENTITLED TO VOTE WITH RESPECT TO THE OTHER MATTERS REFERRED TO ABOVE.

     Holders of Class A non-voting shares and Class B voting shares who are unable to attend the meeting in person are requested to date, sign and return the enclosed forms of proxy for use by holders of Class A non-voting shares and Class B voting shares. Any shareholder dissenting from the special resolution to continue the Corporation under the CBCA is entitled to be paid the fair value of the shares held by the shareholder in respect of which the shareholder dissents, as of the close of business on the day before the resolution was adopted. (See
Part 4 in the accompanying Management Information Circular titled "Continuance From Provincial to Federal Jurisdiction").

     Reference is made to the accompanying Management Information Circular for details of the matters to be acted upon at the meeting and with respect to the respective voting rights of the holders of the Class A non-voting shares and the Class B voting shares.

DATED at Toronto, Ontario this 24th day of March, 2005.


                                                (signed) A.W. OUGHTRED
                                                       Secretary

                                                                PRELIMINARY COPY

                            OPPENHEIMER HOLDINGS INC.

                         MANAGEMENT INFORMATION CIRCULAR

          (Note: All dollar amounts expressed herein are U.S. dollars unless otherwise indicated)

     THIS MANAGEMENT INFORMATION CIRCULAR (THE "CIRCULAR") IS FORWARDED TO HOLDERS OF CLASS B VOTING SHARES (THE "CLASS B SHARES") AND CLASS A NON-VOTING SHARES (THE "CLASS A SHARES") OF OPPENHEIMER HOLDINGS INC. (THE "CORPORATION") IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF THE CORPORATION FROM THE HOLDERS OF THE CLASS A SHARES AND THE CLASS B SHARES FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION (THE "MEETING") TO BE HELD ON MAY 9, 2005, AT THE HOUR OF 4:30 P.M. (TORONTO TIME) AT THE TORONTO BOARD OF TRADE DOWNTOWN CENTRE, 4TH FLOOR, 1 FIRST CANADIAN PLACE, 77 ADELAIDE ST. WEST, TORONTO, ONTARIO AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET FORTH IN THE NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "NOTICE OF MEETING") WHICH ACCOMPANIES THIS CIRCULAR. THIS CIRCULAR IS DATED MARCH 24, 2005, AND IS FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT MARCH [29], 2005.

     The record date for the determination of shareholders entitled to receive notice of the meeting is March 24, 2005. In accordance with the provisions of the Business Corporations Act (Ontario) the Corporation will prepare a list of holders of Class A Shares ("Class A Shareholders") and Class B Shares ("Class B Shareholders") as of the record date. Class A and Class B Shareholders named in the list will be entitled to vote the Class A Shares on matters on which such Class A Shares are entitled to vote, and Class B Shares on all matters to be voted on at the Meeting except to the extent that (a) the shareholder has transferred any of the shareholder's Class A Shares and Class B Shares after the record date and (b) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that the transferee owns such shares and demands, not later than immediately before a vote on any matter, that the transferee's name be included in the list, in which case the transferee of the Class A Shares and Class B Shares will be entitled to vote such shares at the Meeting.

     It is planned that the solicitation will be initially by mail, but proxies may also be solicited by employees of the Corporation. The cost of such solicitation will be borne by the Corporation.

     No person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Corporation. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this Circular. Except as otherwise stated, the information contained in this Circular is given as of March 15, 2005.

     The Corporation has distributed copies of the Notice of the Meeting, this Circular, the enclosed forms of proxy for use by the Class A and Class B Shareholders and its Annual Report for the year ended December 31, 2004 to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to non-registered shareholders of the Corporation whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered shareholders. The solicitation of proxies from non-registered Class A and Class B Shareholders will be carried out by the intermediaries, or by the Corporation if the names and addresses of Class A and Class B Shareholders are provided by the intermediaries. The cost of such solicitation will be borne by the Corporation. Non-registered Class A and Class B Shareholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class A and Class B Shareholders will either: (a) be provided with a proxy executed by the intermediary, as the registered shareholder, but otherwise uncompleted, and the non-registered holder may complete the proxy and return it directly to the Corporation's transfer agent; or (b) be provided with a request for voting instructions by the intermediary, as the registered shareholder, then the intermediary must send to the Corporation's transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.

                        CLASS A SHARES AND CLASS B SHARES

     The Corporation has authorized and issued Class A Shares and Class B Shares which are equal in all respects except that Class A Shareholders, as such, are not entitled to vote at meetings of shareholders of the Corporation unless entitled to vote by law, pursuant to the Corporation's articles or as may be required by regulatory authorities. With the exception of items 4, 5 and 6 of the Notice of Meeting on which Class A Shareholders are entitled to vote in accordance with the requirements of the Toronto Stock Exchange, Class A Shareholders are not entitled to vote the Class A Shares owned or controlled by them on the other matters identified in the Notice of Meeting to be voted on. Where entitled to vote, the Class A Shareholders are entitled to one vote for each Class A Share held.

     Generally, Class A Shareholders are entitled to receive notices of all meetings of shareholders of the Corporation and to attend and speak at such meetings. In addition to notices of shareholders' meetings, Class A Shareholders are entitled to receive all informational documentation sent to the Class B Shareholders of the Corporation.

     Class B Shareholders are entitled to one vote for each Class B Share held at all meetings of shareholders except meetings at which only the holders of a specified class of shares other than the Class B Shares are entitled to vote.

     IN THE EVENT OF EITHER A "TAKE-OVER BID" OR AN "ISSUER BID" (AS THOSE TERMS ARE DEFINED IN THE SECURITIES ACT OF ONTARIO) BEING MADE FOR THE CLASS B SHARES AND NO CORRESPONDING OFFER BEING MADE TO PURCHASE CLASS A SHARES, THE CLASS A SHAREHOLDERS WOULD HAVE NO RIGHT UNDER THE ARTICLES OF THE CORPORATION OR UNDER ANY APPLICABLE STATUTE TO REQUIRE THAT A SIMILAR OFFER BE MADE TO THEM TO PURCHASE THEIR CLASS A SHARES.

                      APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the enclosed forms of proxy (the "Management Nominees") are directors and officers of the Corporation.

     CLASS A AND CLASS B SHAREHOLDERS HAVE THE RIGHT TO APPOINT PERSONS, OTHER THAN THE MANAGEMENT NOMINEES, WHO NEED NOT BE A SHAREHOLDER TO REPRESENT THEM AT THE MEETING. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY ACCOMPANYING THIS CIRCULAR OR MAY SUBMIT ANOTHER FORM OF PROXY.

     CLASS A SHARES AND CLASS B SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED BY THE MANAGEMENT NOMINEES ON ANY BALLOT THAT MAY BE CALLED FOR, UNLESS THE SHAREHOLDER HAS DIRECTED OTHERWISE, FOR THE RESOLUTIONS CONFIRMING THE AMENDMENTS TO THE CORPORATION'S 1996 EQUITY INCENTIVE PLAN (ITEM 4 IN THE NOTICE OF MEETING), CONFIRMING THE ADOPTION OF THE OPPENHEIMER & CO. INC. ("OPPENHEIMER") EMPLOYEE SHARE PLAN (ITEM 5 IN THE NOTICE OF MEETING), AND AUTHORIZING THE ISSUE OF CLASS A SHARES TO THE OPPENHEIMER 401(K) PLAN (ITEM 6 IN THE NOTICE OF MEETING).

     CLASS B SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED BY THE MANAGEMENT NOMINEES ON ANY BALLOT THAT MAY BE CALLED FOR, UNLESS THE SHAREHOLDER HAS DIRECTED OTHERWISE, (I) FOR THE ELECTION OF DIRECTORS (ITEM 2 IN THE NOTICE OF MEETING), (II) FOR THE APPOINTMENT OF AUDITORS AND AUTHORIZING THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS (ITEM 3 IN THE NOTICE OF MEETING), (III) FOR THE SPECIAL RESOLUTION AUTHORIZING THE CONTINUATION OF THE CORPORATION UNDER THE CANADA BUSINESS CORPORATIONS ACT (THE "CBCA") (ITEM 7 IN THE NOTICE OF MEETING), (IV) SUBJECT TO THE APPROVAL OF (III) ABOVE, TO CONFIRM BY-LAWS RELATING GENERALLY TO THE TRANSACTION OF THE BUSINESS AND AFFAIRS OF THE CORPORATION PURSUANT TO AND IN ACCORDANCE WITH THE CBCA (ITEM 8 IN THE NOTICE OF MEETING), AND (V) FOR THE CONFIRMATION OF THE PERFORMANCE-BASED COMPENSATION AGREEMENT (ITEM 9 IN THE NOTICE OF MEETING).

     It is not intended to use the proxies hereby solicited for the purpose of voting upon the consolidated financial statements of the Corporation for the year ended December 31, 2004, or the report of the auditors thereon.

     Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before such Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to the management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.

     A shareholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law. A shareholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to the Chairman of the Meeting.

     A shareholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to the Secretary of the Corporation at the registered office of the Corporation prior to the commencement of the Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The authorized capital of the Corporation includes 99,680 Class B Shares all of which are issued and outstanding as at March 10, 2005 and an unlimited number of Class A shares of which 13,297,671 Class A shares were outstanding as at March 10, 2005.

     The following table sets forth certain information regarding the beneficial ownership of each class of shares of the Corporation as at March 10, 2005, with respect to (i) each person known by the Corporation to beneficially own, or exercise control or discretion over, more than 5% of any class of the Corporation's shares, (ii) each of the Corporation's directors, (iii) each of the Corporation's and its subsidiaries' executive officers named in the Summary Compensation Table set forth herein and (iv) the directors and executive officers as a group.

     For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of a class of outstanding shares which such person or group has the right to acquire within 60 days after March 10, 2005. The percentage of shares deemed outstanding is based on 13,297,671 Class A Shares and 99,680 Class B Shares outstanding as at March 10, 2005. In addition, for purposes of computing the percentage of Class A Shares owned by each person, the percentage includes all Class A Shares issuable upon the exercise of outstanding options held by such persons within 60 days after March 10, 2005.

     There are no outstanding rights to acquire beneficial ownership of any Class B Shares.

                                                               CLASS A SHARES    CLASS B SHARES
                                                              ----------------   --------------
NAME OF BENEFICIAL OWNER                                        SHARES      %    SHARES     %
------------------------                                      ---------   ----   ------   ----
Private Capital Management, L.P. ..........................   3,833,339   28.8%      --     --
AIC Limited ...............................................   1,626,851   12.2       --     --
Olga Roberts (1) ..........................................     324,955    2.4   44,309   44.4%
Albert G. Lowenthal (2) ...................................   2,786,643   21.0   50,975     51%
J.L. Bitove (3) ...........................................      63,080       *      20       *
R. Crystal (4) ............................................      20,200       *      --     --
K.W. McArthur (5) .........................................      52,750       *      --     --
R. Neuhoff (6) ............................................      74,057       *      --     --
R. Okin (7) ...............................................       6,468       *      --     --
A.W. Oughtred (8) .........................................      16,000       *
E.K. Roberts (9) ..........................................     181,094    1.4      116       *
B. Winberg (10) ...........................................      16,900       *      --     --
Executive Officers and Directors as a group (8 persons) ...   3,217,192   24.2%  51,011     51%

----------
*    Less than 1%

(1) With respect to the Class B Shares, Mrs. Roberts, who is the mother of Elaine Roberts, President of the Corporation, owns 100 Class B Shares directly and 44,209 Class B Shares indirectly through Elka Estates Limited, an Ontario corporation ("Elka"), which is wholly-owned by Mrs. Roberts. With respect to the Class A Shares, Mrs. Roberts owns 41,900 Class A Shares directly and 283,055 Class A Shares through Elka.

(2) With respect to the Class A Shares, Mr. Lowenthal is the sole general partner of Phase II Financial L.P., a New York limited partnership, which is the record holder of 2,736,430 Class A Shares. Mr. Lowenthal holds 11,347 Class A Shares through the Oppenheimer 401(k) Plan, and 1,366 Class A Shares directly and 37,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Corporation's 1996 Equity Incentive Plan (the "Equity Incentive Plan"). With respect to the Class B Shares, Phase II Financial Limited, an Ontario corporation wholly-owned by Mr. Lowenthal, is the holder of record of all such shares.

(3) Mr. Bitove holds 50,480 Class A Shares directly, 100 Class A Shares indirectly through JB's Investments Inc. and 12,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(4) Mr. Crystal owns 2,700 Class A Shares directly and 17,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(5) Mr. McArthur owns 20,000 Class A Shares directly, 29,000 Class A Shares are held through Shurway Capital and 3,750 Class A Shares are beneficially owned in respect of Class A Shares issuable on the exercise of options issued under the Equity Incentive Plan.

(6) Mr. Neuhoff owns 50,145 Class A Shares directly, 5,162 Class A Shares through the Oppenheimer 401(k) Plan and 18,750 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(7) Mr. Okin owns 218 Class A Shares through the Oppenheimer 401(k) Plan and 6,250 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(8) Mr. Oughtred owns 3,500 Class A Shares directly and 12,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(9) Ms. Roberts owns 178,594 Class A Shares directly and 2,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(10) Mr. Winberg owns 4,400 Class A Shares directly and 12,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

     There are no arrangements, known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file by specific dates with the Securities Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Corporation. Officers, directors and greater than ten percent Shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file. The Corporation is required to report in this Circular any failure of its directors and executive officers and greater than ten percent Shareholders to file by the relevant due date any of these reports during the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).

     To the Corporation's knowledge, based solely on review of copies of such reports furnished to the Corporation during the fiscal year ended December 31, 2004 and representations made to the Corporation by such persons, all Section 16(a) filing requirements applicable to the Corporation's officers, directors and greater than ten percent Shareholders were complied with, except that one director who was automatically granted stock options under the Equity Incentive Plan and not notified of such grants, failed to report such grants until advised of same by the Corporation.

     Class A Shares authorized for issuance under the Equity Incentive Plan as at December 31, 2004 are set out below. All Class A Shares authorized under the Plan have been approved by the shareholders of the Company.

Number of securities to be                                        Number of securities remaining
 issued upon exercise of     Weighted average exercise price   available for future issuance under
   outstanding options            of outstanding options            the Equity Incentive Plan
--------------------------   -------------------------------   ------------------------------------
         1,659,370                        $27.19                             540,042

     A description of the Equity Incentive Plan appears in Note 12 of the Company's financial statements for the year ended December 31, 2004. The Company does not have any warrants or rights outstanding as at December 31, 2004.

     MR. A.G. LOWENTHAL AND MRS. OLGA ROBERTS HAVE ADVISED THE CORPORATION THAT THEY INTEND TO VOTE ALL OF THE CLASS A AND CLASS B SHARES OWNED AND CONTROLLED BY THEM FOR THE MATTERS REFERRED TO IN THE NOTICE OF MEETING TO BE VOTED ON AT THE MEETING.

                     PARTICULARS OF MATTERS TO BE ACTED UPON

1.   ELECTION OF DIRECTORS

     The Board of Directors of the Corporation currently consists of seven directors to be elected annually. The term of office for each director is from the date of the meeting at which the director is elected until the close of the next annual meeting of shareholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with the by-laws of the Corporation.

     Pursuant to a Stakeholders Agreement dated December 9, 2002 between the Corporation, Canadian Imperial Bank of Commerce ("CIBC") and others, CIBC has the right to have two of its designees nominated for election to the Corporation's Board at the Meeting. CIBC has informed the Corporation that it does not wish to exercise this right at the Meeting.

     The Nominating/Corporate Governance Committee of the Board (the "Committee") has recommended and the directors have determined that seven directors are to be elected at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion. The following sets out information with respect to the proposed nominees for election as directors as recommended by the Committee, in accordance with the Nominating/Corporate Governance Committee Charter. The Committee has reported that it is satisfied that each of the nominees (who have served on the Board for the period indicated below) is fully able and fully committed to serve the best interests of the Corporation's shareholders. The Nominating/Corporate Governance Committee Charter appears at www.opco.com.

                                                   POSITIONS AND OFFICES
                        PROVINCE/STATE,                  HELD WITH               OCCUPATION FOR         YEAR BECAME
       NAME          COUNTRY OF RESIDENCE   AGE       THE CORPORATION           PREVIOUS 5 YEARS          DIRECTOR
       ----          --------------------   ---   ----------------------   --------------------------   -----------
J.L. Bitove.......   Florida, USA            77   Director                 Retired Executive                1980

R. Crystal........   New York, USA           64   Director                 Partner, Brown Raysman           1992
                                                                           Millstein Felder & Steiner
                                                                           LLP (law firm)

A.G. Lowenthal....   New York, USA           59   Chairman of the Board    Chairman of the Board and        1985
                                                  and Chief Executive      Chief Executive Officer of
                                                  Officer and Director     the Corporation and
                                                                           Oppenheimer

K.W. McArthur.....   Ontario, Canada         69   Lead Director            President and Chief              1996
                                                                           Executive Officer, Shurway
                                                                           Capital Corporation
                                                                           (private investment
                                                                           company)

A.W. Oughtred.....   Ontario, Canada         62   Secretary and Director   Partner, Borden Ladner           1979
                                                                           Gervais LLP (law firm)

E.K. Roberts......   Ontario, Canada         53   President, Treasurer     President and Treasurer of       1977
                                                  and Director             the Corporation

B. Winberg........   Ontario, Canada         80   Director                 President, Rockport              1979
                                                                           Holdings Limited (real
                                                                           estate development)

NOTES:

1. There is no Executive Committee of the Board of Directors. Messrs. J.L. Bitove, K.W. McArthur and B. Winberg are members of the Audit Committee. Messrs. J.L. Bitove, K.W. McArthur, B. Winberg and R. Crystal are members of the Nominating/Corporate Governance Committee. Messrs. J.L. Bitove and
     B. Winberg are members of the Compensation and Stock Option Committee.

2. The numbers of Class A and Class B Shares owned by the nominees appear under "Security Ownership of Certain Beneficial Owners and Management" above.

3. A.W.Oughtred is a partner in the law firm of Borden Ladner Gervais LLP and Richard Crystal is a partner in the law firm of Brown Raysman Millstein Felder & Steiner LLP, both of which firms provide legal services to the Corporation and its subsidiaries. The billings to the Corporation in 2004 by each of these firms were less than 1% of each firm's 2004 total billings.

DIRECTORS' AND OFFICERS' INSURANCE

     The Corporation carries liability insurance for its directors and officers and the directors and officers of its subsidiaries. Between November 30, 2003 and November 30, 2004, the Corporation's aggregate insurance coverage was increased to $20 million with a $2.5 million deductible at an aggregate annual premium of $463,229. This coverage was renewed for a further year effective November 30, 2004 at an aggregate annual premium of $591,000.

     Under the by-laws of the Corporation, the Corporation is obligated to indemnify the directors and officers of the Corporation and its subsidiaries to the maximum extent permitted by the Business Corporations Act (Ontario). The Corporation has entered into indemnity agreements with each of its directors providing for such indemnities.

DIRECTORS COMPENSATION

     In the year ending December 31, 2004, the Corporation paid directors' fees as follows:

Annual Retainer Fee...............   --   $15,000
Board and Committee Meeting Fees..   --   $1,500 per meeting attended in person
                                     --   $500 per meeting attended by telephone
Committee Chairs..................   --   $5,000 per year
Lead Director.....................   --   $5,000 per year
Members of Audit Committee........   --   $2,500 per year
(other than chairman)

     In 2004, the directors were paid directors' fees of $264,000 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not employees of the Corporation and its subsidiaries are also entitled to the automatic grant of stock options under the Equity Incentive Plan pursuant to a formula set out in the Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following sets out information with respect to the Corporation's compensation plans under which Class A Shares are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION AS AT FEBRUARY 28, 2005

                                                                                                        NUMBER OF CLASS A SHARES
                                     NUMBER OF CLASS A SHARES TO BE    WEIGHTED-AVERAGE EXERCISE     REMAINING AVAILABLE FOR FUTURE
                                         ISSUED UPON EXERCISE OF     PRICE OF OUTSTANDING OPTIONS,       ISSUANCE UNDER EQUITY
                                        OUTSTANDING OPTIONS, AND       AND CONDITIONAL ISSUES OF     COMPENSATION PLANS (EXCLUDING
                                      CONDITIONAL ISSUES OF SHARES               SHARES             SECURITIES REFLECTED IN COLUMN
            PLAN CATEGORY                          (A)                            (B)                            (A)) (C)
-----------------------------------  ------------------------------  -----------------------------  -------------------------------
EQUITY COMPENSATION PLANS APPROVED
BY SHAREHOLDERS:

(I) 1996 EQUITY INCENTIVE PLAN                  1,840,681                        $26.91                          308,244

(II) CONDITIONAL ISSUE OF SHARES TO
EMPLOYEES                                          31,110                        $22.50                               --

EQUITY COMPENSATION PLANS NOT
APPROVED BY SHAREHOLDERS:

OPPENHEIMER EMPLOYEE SHARE PLAN(1)                 10,137                        $24.45                          739,863

(1) To be considered, and if deemed advisable, approved, at the Meeting (See "Stock Based Compensation Arrangements").

 INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS UNDER (1) SECURITIES PURCHASE
                             AND (2) OTHER PROGRAMS

     The following sets out information with respect to the indebtedness of directors and executive officers under securities purchase and other programs. At December 31, 2004 and since that date none of the directors and the executive officers of the Corporation were or have been indebted to the Corporation.

                                                                         FINANCIALLY
                                         LARGEST                          ASSISTED
                                         AMOUNT                          SECURITIES                        AMOUNT
                                       OUTSTANDING                        PURCHASES                       FORGIVEN
                                       DURING MOST        AMOUNT         DURING MOST                     DURING MOST
                                        RECENTLY      OUTSTANDING AS      RECENTLY                        RECENTLY
     NAME AND       INVOLVEMENT OF      COMPLETED      AT MARCH 15,       COMPLETED                       COMPLETED
    PRINCIPAL         COMPANY OR     FINANCIAL YEAR        2005        FINANCIAL YEAR   SECURITY FOR   FINANCIAL YEAR
     POSITION         SUBSIDIARY          ($)               ($)              (#)        INDEBTEDNESS         ($)
        (A)              (B)              (C)               (D)              (E)             (F)             (G)
    ---------       --------------   --------------   --------------   --------------   ------------   --------------
Securities Purchase Programs

N/A

Other Programs

A.G. Lowenthal,     Oppenheimer         $ 26,401            nil              nil          Margined           nil
Chairman and CEO    Margin Account                                                       securities
of the Company
and Oppenheimer

R. Okin             Oppenheimer         $231,132            nil              nil          Margined           nil
Executive Vice      Margin Account                                                       securities
President of
Oppenheimer

President of
Oppenheimer

During the year 2004 certain of the directors, executive officers and senior officers of the Company, Oppenheimer and Oppenheimer Asset Management Inc. maintained margin accounts with Oppenheimer in connection with the purchase of securities (including securities of the Company) which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility.

2.   APPOINTMENT OF AUDITORS

     PricewaterhouseCoopers LLP has served as the auditors of the Corporation since 1993. PricewaterhouseCoopers LLP has advised the Corporation that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in the Corporation or any of its affiliates other than as accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The fees billed to the Corporation and its subsidiaries by PricewaterhouseCoopers LLP during the years 2003 and 2004 were as follows:

                         YEAR ENDED DECEMBER 31,
                         -----------------------
                             2004        2003
                          ----------   --------
Audit fees ...........    $1,075,000   $827,500
Audit-related fees ...        50,000     50,000
Tax fees .............           nil        nil
All other fees .......           nil        nil
                          $1,125,000   $877,500

     The Annual Audit Fees include the fees for the audit of the Corporation's annual consolidated financial statements for the year 2004 and the review of the quarterly financial statements included in the Forms 10-Q filed by the Corporation during the year and the interim reports to shareholders sent to shareholders during the year. Other Audit Related Fees include fees for audits of the Corporation's employee benefit plans. During 2003 and 2004, the Corporation retained Ernst & Young LLP to provide tax related services to the Corporation.

     The Audit Committee has the sole authority and responsibility to nominate independent auditors for appointment by shareholders, and to recommend to shareholders that independent auditors be removed. The Audit Committee has nominated PricewaterhouseCoopers LLP for appointment as the Corporation's auditors by the shareholders at the Meeting.

     The Board has delegated to the Audit Committee the approval of all audit engagement fees and terms as well as the approval of all non-audit engagements and engagement fees provided by independent auditors. The process begins prior to the commencement of the audit. The fees described above were 100% pre-approved by the Audit Committee.

3.   SHARE BASED COMPENSATION ARRANGEMENTS

     Each of the matters referred to in (a), (b) and (c) below involve the approval of the issue of Class A Shares to or for the benefit of employees of the Corporation and its subsidiaries as part of their compensation. It is a requirement of the New York Stock Exchange (the "NYSE") that these terms require the approval of the holders of the Class B Shares and of the Toronto Stock Exchange (the "TSX") that these terms require the approval of the Class A and Class B Shares voting together.

(a)  Equity Incentive Plan Amendment

     Class A and Class B Shareholders of the Corporation are being asked at the Meeting to consider and, if deemed advisable, pass the resolution which appears as Schedule A-1 to this Circular confirming an amendment to the Equity Incentive Plan made by the directors on March 10, 2005 increasing the number of Class A Shares that may be issued under the Equity Incentive Plan on the exercise of options by 400,000 Class A Shares. Assuming shareholder and regulatory approval of this increase, as at March 10, 2005, the Corporation would have options outstanding to purchase 1,840,681 Class A Shares (13.8% of the issued Class A and Class B Shares) and could, without obtaining further shareholder approval, grant options on up to a further 708,244 Class A Shares (5.3% of the issued Class A and Class B Shares).

     Employees of the Corporation and its subsidiaries whose responsibilities and decisions, in the judgement of the Compensation and Stock Option Committee (the "Compensation Committee") of the Board, affect the management, growth, performance or profitability of the Company or of its subsidiaries are eligible to participate in the Stock Option Plan. The maximum number of Class A Shares which may be issuable in any one-year period under the Stock Option Plan or under any other share-based compensation arrangement of the Corporation to Insiders (as defined in the Stock Option Plan) as a group may not exceed 10% of the issued Class A and Class B Shares or to any one Insider may not exceed 5% of the issued Class A and Class B shares. The aggregate number of Class A Shares issuable under options held by any one optionee in any 60-month period may not exceed 500,000. The exercise price of options granted under the Stock Option Plan, except as stated below, is the closing price on the TSX or the NYSE of the Class A Shares on the date of grant (the "Exercise Price"). The exercise price of any "incentive stock option" (for United States tax purposes) granted to any individual who owns shares carrying more than 10% of the total combined voting power of all issued shares of the Corporation shall be 110% of the Exercise Price.

     The terms of options granted under the Stock Option Plan and their vesting rights are within the discretion of the Committee provided that options may not have a term of more than 10 years. Normally options are granted for five-year terms and vest as to 25% after two years, 50% after three years, 75% after four years and 100% after four and one-half years from the date of grant.

     If an optionee's employment is terminated for cause, the unexercised portion of any options held are terminated on the date of termination of employment. If the optionee's employment is terminated other than for cause, the unexercised portion of his option may be exercised within three months of termination of employment. If the optionee's employment is terminated by reason of disability or death, the unexercised portion of the option may be exercised within one year.

     The Corporation does not provide financial assistance to employees under the Stock Option Plan.

     The Board has the authority to amend or terminate the Stock Option Plan at any time except that no amendment shall increase the number of shares issuable under the Plan, change the class of employees entitled to options, decrease the option price or extend the term of the Stock Option Plan without shareholder approval.

     The grant of stock options under the Plan is a significant component of the Corporation's compensation program for the executive officers of the Corporation and its subsidiaries and for certain of Oppenheimer's investment executives. The granting of stock options to key personnel is intended to align their interests with those of the Class A Shareholders. Accordingly, the number of Class A Shares underlying existing options and reserved for future option grants as a percentage of the issued Class A and Class B Shares might be perceived as being relatively high. The Board and the Compensation and Stock Option Committee recognize this and have adopted a policy of maintaining the percentage of optioned Class A Shares plus Class A Shares reserved for future options, at any one time, to not more than 20% of the number of issued Class A and Class B Shares. The Corporation purchases and will continue to purchase Class A Shares for cancellation, from time to time at prices deemed appropriate, pursuant to the Corporation's normal course issuer bid, thus offsetting, at least in part, the issue of Class A Shares under the Plan. The Corporation has established a stock appreciation rights plan under which certain employees are granted stock appreciation rights which reduces the number of stock options granted each year.

     Copies of the Plan and the amendment to the Plan described above may be obtained from the Corporation's registered office at:

     20 Eglinton Avenue West
     Suite 1110, P.O. Box 2015
     Toronto, Ontario M4R 1K8
     Telephone: (416) 322-1515
     Facsimile: (416) 322-7007
     Email: investorrelations@opy.ca

     To be effective the resolution attached as Schedule A-1 must be passed by a simple majority of the votes cast by the Class A and Class B Shareholders voting together at the Meeting.

(b)  Oppenheimer Employee Share Plan

     On March 10, 2005, the Board approved an Employee Share Plan (the "Employee Share Plan") for employees of the Corporation and its subsidiaries resident in the United States, a copy of which is attached as Schedule B. The purpose of the Employee Share Plan is to assist the operating subsidiaries of the Corporation to attract, retain and provide incentives to key management employees. Under the Employee Share Plan, the Committee may grant "Restricted Stock Awards" to eligible employees as a portion of employee compensation. Restricted Stock Awards are awards granted under the Employee Share Plan of Class A Shares, the transferability of which is subject to "Transfer Restrictions" which are restrictions on the transfer of such Class A Shares established by the Committee. Class A Shares awarded as Restricted Stock Awards may be Class A Shares purchased for the account of employees in the market or Class A Shares issued from treasury. Typically, the Transfer Restrictions imposed will be to restrict the employee from selling the Class A Shares for a period of time during which the employee will have had to remain an employee of the Corporation. If the conditions attaching to the Transfer Restrictions are not met with respect to Class A shares issued from treasury, the employee forfeits the issued Class A Shares and they would be cancelled.

     Up to 750,000 Class A Shares may be issued from treasury under the Employee Share Plan. Class A Shares issued from treasury will be issued as part of employee compensation at market price at the date of issue.

     All of the terms of the Employee Share Plan which is attached as Schedule B are set out therein.

     Class A and Class B Shareholders are accordingly being asked at the Meeting to consider and, if deemed advisable, pass the resolution which appears as Schedule A-2 approving the Employee Share Plan.

     To be effective, the resolution attached as Schedule A-2 must be passed by a simple majority of the votes cast by the Class A and Class B Shareholders voting together.

(c)  Issue of Class A Shares to the Oppenheimer & Co. Inc 401(k) Plan

     Oppenheimer maintains a 401(k) Plan (the "401(k) Plan") for its employees and those of its subsidiaries in the United States as a retirement plan in accordance with the provisions of the United States Internal Revenue Code. Oppenheimer and its eligible employees make contributions to the 401(k) Plan which is administered by Trustees. Participants in the 401(k) Plan are entitled to direct the investment of the funds in the 401(k) Plan held for their accounts from a selection of investments designated by Oppenheimer including Class A Shares issued from treasury. Prior to year-end the Board conditionally issues Class A Shares to the 401(k) Plan at the closing price on the NYSE on the date of conditional issue. At the end of the year participants select their investments and, where Class A Shares are selected, the Corporation issues Class A Shares to the 401(k) Plan at the price set as at the date of conditional issue.

     On May 12, 2003, the Class B shareholders, in accordance with what were then the TSX requirements, authorized the issue of up to 200,000 Class A Shares to the 401(k) Plan. Since then, 139,313 Class A Shares have been issued to the 401(k) Plan and it is anticipated that a further 180,000 Class A Shares will be required for the 401(k) Plan for the next several years.

     Accordingly, Class A and Class B shareholders are being asked to consider and, if deemed advisable, pass the resolution which appears as Schedule A-3 authorizing the issue, from time to time, of up to an additional 180,000 Class A Shares to the 401(k) Plan at the closing NYSE price on the dates of conditional issue.

     To be effective the resolution attached as Schedule A-3 must be passed by a simple majority of the votes cast by the Class A and Class B shareholders voting together.

4.   CONTINUANCE FROM PROVINCIAL TO FEDERAL JURISDICTION

     The Corporation is a holding corporation. The active business of the Corporation is carried on by its United States subsidiaries, principally Oppenheimer. Essentially all of the consolidated assets of the Corporation are in the United States. The Class A Shares are listed on the NYSE and the TSX.

     The Corporation is currently incorporated under and governed by and in accordance with the provisions of the Ontario Business Corporations Act (the "OBCA"). The Board has recommended that the Corporation apply under the CBCA for an instrument of continuance continuing the Corporation as if it had been incorporated under the CBCA. Such continuance is designed and expected to improve efficiency and lessen costs associated with certain administrative and governmental filing requirements. Recent amendments to the CBCA Regulations that are expected to come into force imminently will permit the Corporation to prepare financial statements and an auditor's report in accordance with US GAAP. Currently under the OBCA, the Corporation must prepare such financial statements in accordance with Canadian GAAP. As the Corporation's business is carried on by its US subsidiaries and its Class A Shares are listed in the NYSE, the Corporation is required to report in accordance with US GAAP.

     The Corporation wishes to add additional US directors to its Board. The OBCA requires that a majority of the Corporation's directors be resident Canadians while the CBCA requires that only 25% of directors must be resident Canadians. Accordingly, under the CBCA the Corporation may add additional US directors provided that at least 25% of its directors are resident Canadians rather than a majority as required under the OBCA.

     In connection with the continuance, the laws of Canada provide in effect that among other things, upon continuance the property of the Corporation continues to be the property of the Corporation, the Corporation continues to be liable for obligations of the Corporation, that an existing cause of action, claim or liability to prosecution is unaffected, a civil criminal or administrative proceeding pending by or against the Corporation may be continued to be prosecuted by or against the Corporation and a conviction against the Corporation may be enforced against the Corporation or a ruling, order of judgement in favour of or against the Corporation may be enforced by or against the Corporation. In accordance with the terms and provisions of the OBCA, the application for continuance must be authorized by special resolution of the holders of the Class B Shares. Notwithstanding such authorization, such continuance is subject to the consent of the Corporations Tax Branch of the Ministry of Revenue (Ontario) and the Ontario Securities Commission.

     Subject to the Corporation obtaining the authorizations and consents referred to above, the Corporation shall apply for a certificate of continuance to be issued pursuant to the provisions of the CBCA. On the date shown in the certificate of continuance, the Corporation becomes a corporation to which the CBCA applies, as if it had been incorporated under the CBCA.

     Canadian corporate governance standards are among the most rigorous in the world. In Canada, important actions have been taken by governments, securities regulators and self-regulating bodies to ensure that Canada's legislative and regulatory framework responds to the needs of investors and continues to foster the efficiency of the capital markets. Reforms have touched on a number of areas including enforcement, financial reporting and disclosure, the audit process, management accountability and governance structure. As an integral part of these reform initiatives, the Government of Canada has publicly stated that it is committed to ensuring that corporate governance standards of CBCA companies remain of the highest order.

     More than 155,000 businesses, including about half of the 100 largest corporations in Canada are incorporated under the CBCA and there are approximately 225 CBCA corporations listed on the Toronto Stock Exchange. As an illustration of the significance of CBCA corporations in the Canadian marketplace, eighteen of the top forty corporations in Canada, in terms of market capital, are CBCA companies. The combined market capital of these firms in 2002 was in excess of $230 billion.

     A form of the proposed Application for Authorization to Continue in Another Jurisdiction is attached to this Circular as Schedule C. This Application, if approved by the Class B Shareholders, will constitute the articles of the Corporation.

     Class B Shareholders of the Corporation are being asked at the Meeting to consider and, if deemed advisable, pass the special resolution which appears as Schedule A-4 to this Circular authorizing the continuance of the Corporation as if it had been incorporated under the CBCA. To be effective, the special resolution attached as Schedule A-4 must be passed by at least two-thirds of the votes cast by Class B Shareholders at the Meeting.

     Each Class B Shareholder is entitled to be paid the fair value of all, but not less than all, of the Class B Shares held by such Class B Shareholder in accordance with section 185 of the OBCA if the Class B Shareholder dissents to the resolution proposed to continue the Corporation as if it had been incorporated under the CBCA, and if such continuance becomes effective. Class B Shareholders are not entitled to dissent with respect to their respective Class B Shares if they vote any of such shares in favour of the continuance or if the directors do not act to implement the special resolution for continuance. A brief summary of the provisions of section 185 of the OBCA is set out below. The following summary does not purport to provide a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks to exercise dissent rights. Section 185 of the OBCA requires strict adherence to the procedures established therein and failure to do so may result in the loss of dissent rights. Accordingly, each shareholder who might desire to exercise dissent rights should carefully consider and comply with the provisions in those sections, the full text of which is available from the Corporation at investorrelations@opy.ca, or by mail to Oppenheimer Holdings Inc., 20 Eglinton Avenue West, Suite 1110, P.O. Box 2015, Toronto, Ontario, M4R 1K8.

     Each dissenting Class B Shareholder who wishes to exercise dissent rights is required to send a written objection to the special resolution authorizing continuance at or prior to the Meeting to the address provided in the immediately preceding paragraph. The execution or exercise of a proxy does not constitute a written objection for the purposes of section 185 of the OBCA. Within ten days after the special resolution is adopted by the Class B Shareholders, the Corporation must so notify each of the dissenting Class B Shareholders who is then required, within twenty days after receipt of such notice (or, if such person does not receive such notice, within twenty days after learning of the adoption of the special resolution), to send to the Corporation a written notice containing that person's name and address, the number of shares in respect of which that person dissents and a demand for payment of the fair value of such shares. Within thirty days after sending such written notice, the dissenting Class B Shareholder must also send to the Corporation any share certificate or certificates held by the Class B Shareholder representing all of that person's shares. If the transaction contemplated in the special resolution becomes effective, the Corporation is required to determine the fair value of the shares and to make a written offer to pay such amount to the Class B Shareholder. If such offer is not made or not accepted within thirty days, any Class B Shareholder may apply to the Court to fix the fair value of the shares. There is no obligation on the Corporation to apply to the Court. If any application is made, the dissenting Class B Shareholder will be entitled to be paid the amount fixed by the Court.

5.   CONFIRMATION OF BY-LAW NUMBER 1

     On March 10, 2005, the directors of the Corporation passed new By-Law Number 1 of the Corporation to take effect upon the continuation of the Corporation under the CBCA. By-Law Number 1, which repeals the existing by-laws of the Corporation, provides generally for the transaction of the business and affairs of the Corporation as a CBCA corporation. A copy of new By-Law Number 1 is attached to this Circular as Schedule D.

     Accordingly, Class B Shareholders are being asked to consider and, if deemed advisable, pass the resolution which appears as Schedule A-5 to this Circular confirming By-Law Number 1 subject to the continuation of the Corporation under the CBCA. To be effective, the resolution must be passed by a simple majority of the votes cast by the Class B Shareholders at the Meeting.

6.   AMENDED AND RESTATED PERFORMANCE-BASED COMPENSATION AGREEMENT

     The Corporation and Mr. A. G. Lowenthal are parties to a Performance-Based Compensation Agreement dated as of January 1, 2001 (the "2001 Comp Agreement") which expires on December 31, 2005. The 2001 Comp Agreement was approved by the Class B shareholders on May 14, 2001. Because the 2001 Comp Agreement expires on December 31, 2005, the Compensation Committee, which administers the 2001 Comp Agreement, has proposed and the Board on March 10, 2005 has approved an amendment and restatement of the 2001 Comp Agreement for a new term ending on December 31, 2010. The Amended and Restated Performance-Based Compensation Agreement dated as of March 15, 2005 between Mr. Lowenthal and the Corporation (the "New Agreement") proposed by the Compensation Committee and approved by the Board is attached as Schedule E. The New Agreement will not become effective until approved by the Class B shareholders. The terms of the New Agreement are substantially similar to the terms of the 2001 Comp Agreement except for the extended termination date of December 31, 2010 and a delay in the timing of any payment made on account of the termination of Mr. Lowenthal's employment with the Corporation, as necessary to comply with the requirements of Section 409A of the U.S. Internal Revenue Code. The New Agreement, like the 2001 Comp Agreement, provides that a portion of Mr. Lowenthal's compensation will be performance driven in a manner that aligns that portion of his compensation with the performance of the Corporation and the long-term interests of the Corporation. At the beginning of each year the Committee establishes objective performance goals based on one or more of the Corporation's return on equity, net profit and the increase in the market value of the Class A Shares. The performance-based compensation paid to Mr. Lowenthal in each year is dependent on the attainment of that year's performance goals. As with the 2001 Comp Agreement, performance-based payments to Mr. Lowenthal in any one year may not exceed $5 million.

     Accordingly, Class B Shareholders are being asked to consider and, if deemed advisable, pass the resolution which appears as Schedule A-6 hereto approving the New Agreement.

     Reference is made to the "Report of the Compensation and Stock Option Committee" below and, in particular, to the information under "U. S. Internal Revenue Code Section 162(m)" for an explanation as to the tax deductibility to the Corporation of performance-based compensation paid to Mr. Lowenthal.

     To be effective, the resolution attached as Schedule A-6, must be passed by a simple majority of the votes cast by the Class B Shareholders at the Meeting.

7.   EXECUTIVE COMPENSATION

     The following information is provided in accordance with the requirements of Item 402 "Executive Compensation" of Regulation S-K under the Securities Exchange Act of 1934.

     With respect to the year ended December 31, 2004, the Compensation Committee was responsible for making recommendations for approval by the Board of Directors with respect to the compensation of the Corporation's executive officers. The members of the Compensation Committee are John L. Bitove and Burton Winberg, each of whom are independent directors of the Corporation and have no interlocking relationship with the Corporation or its subsidiaries.

Summary Compensation Table

The following table sets forth total annual compensation paid or accrued by the Corporation to or for the account of the Corporation's chief executive officer and each of the four most highly paid executive officers of the Corporation and its subsidiaries Oppenheimer and Oppenheimer Asset Management Inc. ("OAM"), the Corporation's principal operating subsidiaries, other than the chief executive officer, whose total cash compensation for the fiscal year ended December 31, 2004 exceeded $100,000 (the "Named Executives").

                               Annual Compensation

                                                                                      Long-term
                                                                                    Compensation
                                                                    Other Annual   Class A Shares     All Other
                                                                    Compensation     Underlying     Compensation
Name and Principal Occupation        Year    Salary       Bonus          (1)           Options           (2)
-----------------------------        ----   --------   ----------   ------------   --------------   ------------
A.G. Lowenthal,                      2004   $500,000   $  207,568      $27,500         150,000         $2,525
Chairman, CEO, and Director of       2003   $500,000   $3,225,368      $22,000         150,000         $3,050
the Corporation; Chairman and CEO,   2002   $480,340            0      $22,500               0         $2,475
and Director of Oppenheimer

Thomas Robinson (4),                 2004   $200,000   $  800,000            0          15,000         $2,525
President of OAM                     2003   $200,000   $1,000,000            0          10,000         $2,820

E.K. Roberts,                        2004   $200,000   $  175,000      $26,500          75,000              0
President, Treasurer and             2003   $200,000   $  300,000      $22,500          10,000              0
Director of the Corporation,         2002   $183,300   $   60,000      $22,500               0              0
Treasurer and a director of
Oppenheimer

Robert Neuhoff,                      2004   $260,000   $  200,000            0          50,000         $2,525
Executive Vice President of          2003   $260,000   $  250,000            0          25,000         $3,050
Oppenheimer                          2002   $260,000   $   75,000            0        $  2,475

Robert Okin (3)                      2004   $200,000   $  780,000            0          25,000         $2,525
Executive Vice President of          2003   $190,256   $1,000,000            0          50,000         $3,050
Oppenheimer

(1)  Includes Directors' Fees.

(2) This amount represents Corporation contributions to the Oppenheimer 401(k) Plan.

(3) Mr. Okin joined Oppenheimer on January 3, 2003. In addition to the above compensation, on March 17, 2003 Mr. Okin was awarded 22,222 Class A Shares, which will be issued on January 3, 2006 and priced at $22.50, provided that Mr. Okin remains continuously employed by the Corporation. The issuance of these conditionally-issued Class A Shares was confirmed by shareholders on May 12, 2003.

(4)  Mr. Robinson joined OAM on June 4, 2003.

OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 2004

The following table sets forth details of options granted to the Named Executives during the year ended December 31, 2004.

                   Number of     % of Total
                  Securities    Options/SARs
                  Underlying     Granted to
                 Options/SARs   Employees in   Exercise price
                    Granted      Fiscal Year      per share     Expiry date   Grant Date Value
                 ------------   ------------   --------------   -----------   ----------------
A.G. Lowenthal      150,000         30%            $33.00         2/25/09         $908,200
E.K. Roberts         75,000         15%            $33.00         2/25/09         $454,100
T. Robinson          15,000          3%            $33.00         2/25/09         $ 90,800
R. Neuhoff           50,000         10%            $33.00         2/25/09         $302,800
R. Okin              25,000          5%            $33.00         2/25/09         $151,400

The Corporation determined the fair value of options granted using the Black-Scholes option pricing model with the following weighted average assumptions: expected dividend yield of 1.1%; risk-free interest rate of 2.95%; expected volatility of 21.2%; and expected life of 5 years.

AGGREGATE OPTION EXERCISES AND YEAR-END VALUE TABLE

The following table sets forth information with respect to options exercised during the year ended December 31, 2004 by the Named Executives and as to unexercised options held by them at December 31, 2004:

                                                 Number of securities     Value of unexercised
                                                Underlying unexercised    in-the-money Options/
                   Shares                       Options/SARs at fiscal   SARs at fiscal year end
                 Acquired on                     year end exercisable/        exercisable/
Name              exercise     Value Realized        unexercisable            unexercisable
----             -----------   --------------   ----------------------   -----------------------
A.G. Lowenthal     150,000       $2,944,000         37,500/262,500           $45,750/$137,250
T. Robinson              0                0               0/25,000                        0/0
E.K. Roberts        75,000       $1,476,000           2,500/82,500              $3,050/$9,150
R. Neuhoff          50,000       $  557,056          18,750/56,250             $35,063/$6,248
R. Okin                  0                0           6,250/68,750            $17,375/$52,125

              REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     The following report of the Compensation Committee discusses generally the Compensation Committee's executive compensation objectives and policies and their relationship to corporate performance in 2004. In addition, the report specifically discusses the Compensation Committee's bases for compensation in 2004 of the Corporation's Chief Executive Officer, as well as the other senior executive officers of the Corporation and Oppenheimer.

OBJECTIVES AND POLICIES

     The Compensation Committee's objective is to provide a competitive compensation program with appropriate incentives for superior performance, thereby providing a strong and direct link between corporate performance and compensation. Performance is defined in several ways, as more fully discussed below, each of which has relevance to the Corporation's success in the short-term, long-term or both.

     The Corporation's compensation program for senior executive officers consists of the following key elements: a base salary, an annual bonus, grants of stock options and, in the case of the Chief Executive Officer, the Performance-Based Compensation Agreement referred to below.

     In arriving at its recommendations concerning the specific components of the Corporation's compensation program, the Compensation Committee considers certain public information about the compensation paid by a group of comparable public Canadian and U.S. broker-dealers and the relative performance of the Corporation as measured by net income levels and earnings per share, among other factors.

     The Compensation Committee believes that this approach best serves the interests of shareholders by enabling the Corporation to structure compensation in a way that meets the requirements of the highly competitive environment in which the Corporation operates, while ensuring that senior executive officers are compensated in a manner that advances both the short and long-term interests of shareholders.

     Compensation for the Corporation's senior executive officers involves a significant component of remuneration which is contingent on the performance of both the Corporation and the senior executive officer: the variable annual bonus (which permits individual performance to be recognized on an annual basis, and which is based, in significant part, on an evaluation of the contribution made by the officer to corporate performance) and stock options (which directly relate a portion of compensation to stock price appreciation realized by the Corporation's shareholders).

     Base Salary. Salaries paid to senior executive officers (other than the Chief Executive Officer) are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer to the Compensation Committee, based upon the Chief Executive Officer's assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in the Corporation's industry. The Compensation Committee then makes recommendations to the Board with respect to base salaries.

     Annual Bonus. Bonuses paid to senior executive officers (other than the Chief Executive Officer) are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer to the Compensation Committee, based upon the Chief Executive Officer's assessment of the performance of the Corporation and his assessment of the contribution of each senior executive to that performance. The Compensation Committee then makes recommendations to the Board with respect to bonuses. Senior executive officers, including the Chief Executive Officer, of Oppenheimer have the right to elect to defer a portion of their annual bonus and performance-based compensation under Oppenheimer's Executive Deferred Compensation Plan, a non-qualified unfunded plan.

     Stock Option Grants. Under the Plan, senior executive officers and employees of the Corporation and its subsidiaries (other than the Chief Executive Officer) are granted stock options by the Compensation Committee based upon the recommendations of the Chief Executive Officer and based upon a variety of considerations, including the date of the last grant made to the officer or employee, as well as considerations relating to the contribution and performance of the specific optionee.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. A.G. Lowenthal, the Chairman of the Board and the Chief Executive Officer of the Corporation and Oppenheimer, is paid a base salary set by the Compensation Committee, plus performance-based compensation under the Performance-Based Compensation Agreement referred to below and, at the discretion of the Compensation Committee, is eligible for bonuses and grants of stock options.

     On January 1, 2001, the Corporation entered into a Performance-Based Compensation Agreement (the "2001 Comp Agreement") with Mr. Lowenthal, which expires on December 31, 2005. The 2001 Comp Agreement was approved by the Class B Shareholders in 2001. The purpose of the 2001 Comp Agreement is to set the terms under which Mr. Lowenthal's performance-based compensation is to be calculated during the term thereof.

     In March of 2004, the Compensation Committee established performance goals under the 2001 Comp Agreement entitling Mr. Lowenthal to a Performance Award under the 2001 Comp Agreement for the year 2004 of an aggregate of $207,568 determined by the application of a formula based on the following components:
(i) the amount by which the closing price of one Class A Share at January 1, 2005, exceeded the closing price of one Class A Share as at December 31, 2003 multiplied by 200,000 shares; (ii) 2% of the amount by which the Corporation's consolidated profit before income taxes for the year ended December 31, 2004 exceeded 10% of and is less than 15%, 3% of the amount by which the Corporation's consolidated profit before income taxes for the year ended December 31, 2004 exceeded 15% of and is less than 25%, and 4% of the amount by which the Corporation's consolidated profit before income taxes for the year ended December 31, 2004 exceeded 25% of the Corporation's restated consolidated shareholders' equity as at December 31, 2003; and (iii) 2% of pre tax profit up to $50,602,000, 3% of pre tax profit in excess of $50,602,000 up to $101,204,000, and 4% of pre tax profit over $102,204,000. Mr. Lowenthal declined the amount calculated under (iii). In March of 2004, the Compensation Committee set Mr. Lowenthal's base salary for 2004 at $500,000.

U.S. INTERNAL REVENUE CODE SECTION 162(M)

     The Corporation is a Canadian taxpayer. However, because Oppenheimer is a U.S. taxpayer, most compensation issues are affected by the U.S. Internal Revenue Code of 1986, as amended (the "U.S. Tax Code").

     Section 162(m) of the U.S. Tax Code generally disallows a tax deduction to public corporations for annual compensation of over $1,000,000 paid to any of the Corporation's chief executive officer and four other most highly paid executive officers (determined as of the end of each fiscal year) unless such compensation constitutes qualified performance-based compensation or otherwise qualifies for an exception.

     In order to qualify for exemptions under Section 162(m) in 2001, the 2001 Comp Agreement was adopted and approved by the Class B Shareholders.

     To the extent consistent with the Corporation's general compensation objectives, the Compensation Committee considers the potential effect of Section 162(m) on compensation paid to the executive officers of the Corporation and its subsidiaries. However, the

Compensation Committee reserves the right to award and recommend the awarding of non-deductible compensation in any circumstances it deems appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Corporation's efforts to qualify, that the compensation paid by the Corporation to its executive officers will in fact satisfy the requirements for the exemption from the Section 162(m) deduction limit.

MEMBERS OF THE COMPENSATION AND STOCK OPTION COMMITTEE

Burton Winberg -- Chairman
John L. Bitove

SHARE PERFORMANCE GRAPH

     The following graph shows changes over the past five year period of U.S. $100 invested in (1) the Company's Class A Shares, (2) the Standard & Poors 500 Index, and (3) the Standard & Poors / Toronto Stock Exchange Composite Index.

                                (PERFORMANCE GRAPH)

                      1999   2000   2001   2002   2003   2004
                      ----   ----   ----   ----   ----   ----
Oppenheimer            100    163    192    171    229    173
S&P 500                100     90     78     60     76     83
S&P / TSX Composite    100    106     91     79     98    110

                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

     The Class A Shares are listed on the TSX and the NYSE. Accordingly, the Corporation is currently subject to the corporate governance requirements of the TSX Corporate Governance Guidelines (the "TSX Guidelines"), the NYSE Corporate Governance Rules (the "NYSE Rules") and the United States Sarbanes-Oxley Act of 2002 ("SOX"). Attached as Schedule F are checklists describing the Corporation's alignment with the TSX Guidelines, the NYSE Rules, the governance provisions of SOX and descriptions of the Committees of the Board of Directors.

BOARD RESPONSIBILITIES

     The fundamental responsibility of the Board is to supervise the management of the business of the Corporation with a view to maximizing shareholder value and ensuring corporate conduct in a legal and ethical manner through a system of corporate governance and internal controls appropriate to the Corporation's business. Given the nature of the Corporation's business and the size and composition of the Board, the Board has determined that there is no current need to develop a specific mandate for the Board or the chief executive officer. The Board has adopted a statement of Corporate Governance Guidelines to which it adheres.

     In fulfilling its mandate, the Board's responsibilities include:

- the establishment and maintenance of an appropriate system of corporate governance, including practices to ensure that the Board functions effectively and independently of management;

-    monitoring and overseeing the Corporation's strategic planning;

- monitoring the performance of the Corporation's business, identifying and evaluating opportunities and risks and controlling risk;

- overseeing monitoring systems for internal controls, audit and information management systems;

- assessing and monitoring the performance of senior management and overseeing succession planning;

- remuneration of executive officers and senior management and reviewing the general compensation policy of the Corporation;

- reviewing and approving the Corporation's financial statements and overseeing the Corporation's compliance with applicable audit, accounting and financial reporting requirements; and

-    overseeing corporate communications to all stakeholders.

     During 2004, seven Board meetings were held. All of the Directors attended three of the meetings and eight of nine directors attended the other four meetings.

     The checklists and summaries attached as Schedule F provide further information on the Corporation's approach to corporate governance.

                          REPORT OF THE AUDIT COMMITTEE

     As required by the Corporation's Audit Committee charter, the Audit Committee reports as follows.

     The Audit Committee of the Board oversees the Corporation's financial reporting process on behalf of the Board. It meets with management and the Corporation's auditors regularly and reports the results of its activities to the Board. In this connection, the Audit Committee has done with respect to fiscal 2004 the following:

- Reviewed and discussed with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's unaudited quarterly reports on Form 10-Q and quarterly reports to shareholders for the first three quarters of the year;

- Reviewed and discussed the Corporation's audited financial statements and report on Form 10-K for the fiscal year ended December 31, 2004 with the Corporation's management;

- Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (American Institute of Certified Public Accountants Codification of Statements on Auditing Standards), as amended;

- Received written disclosure regarding independence from PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and discussed with PricewaterhouseCoopers LLP its independence; and

- Discussed with management and Grant Thornton LLP (who were retained by the Corporation to assist management) and with PricewaterhouseCoopers LLP the documentation and testing of the Corporation's internal accounting controls in accordance with the requirements of section 404 of the Sarbanes Oxley Act of 2002.

     Based on the foregoing, the Audit Committee recommended to the Board that the Corporation's audited financial statements prepared in accordance with US GAAP be included in the Corporation's Annual Report on Form 10-K and Annual Report to Shareholders for the year ended December 31, 2004 and that the Corporation's audited financial statements prepared in accordance with Canadian GAAP, which conform in all material respects with US GAAP, be provided to Shareholders with the Corporation's Annual Report to Shareholders.

     During 2004, nine meetings of the Audit Committee were held. All of the members of the Audit Committee attended such meetings except for one meeting which was attended by two of the members of the Audit Committee.

MEMBERS OF THE AUDIT COMMITTEE

Burton Winberg -- Chairman
John L. Bitove
Kenneth W. McArthur

                              SHAREHOLDER PROPOSALS

     The Business Corporations of Ontario (the "OBCA"), which governs the Corporation, and the Canada Business Corporations Act (the "CBCA"), which will govern the Corporation if it is continued thereunder, provide that a shareholder entitled to vote at a meeting of shareholders may, in accordance with the provisions of the OBCA or the CBCA, as the case may be, submit a notice of a proposal to the Corporation that the shareholder wishes to be considered by the shareholders entitled to vote at a meeting of shareholders. In order for any shareholder proposal, for the next meeting of shareholders of the Corporation following the May 9, 2005 meeting, or any adjournment thereof, to be included in the Circular for such meeting, the proposal must comply with the provisions of the OBCA or the CBCA, as the case may be, and be submitted to the Corporation at its registered office at 20 Eglinton Avenue West, Suite 1110, Toronto, Ontario M4R 1K8 (Atten: Secretary) prior to February 15, 2006 in the case of the Corporation's 2006 annual meeting of shareholders or at least 60 days prior to any special meeting of shareholders.

                           INCORPORATION BY REFERENCE

     The Corporation's consolidated financial statements including its consolidated balance sheets for the years ended December 31, 2004 and December 31, 2003, its consolidated statements of operations, changes in shareholders equity and cash flows for the years ended December 31, 2004, 2003 and 2002 and the notes thereto contained in the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2003, a copy of which is being contemporaneously distributed with this Circular, are incorporated by reference into this Circular. Any statement contained in a document which is incorporated, or deemed to be incorporated, by reference into this Circular, shall be considered modified or superseded for purposes of this Management Information Circular to the extent that a statement contained in this Circular or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Holders of Class A and Class B Shares may communicate with the Board, including to request copies of the Corporation's financial statements and MD&A, by e-mail to investorrelations@opy.ca (Attention: Board of Directors) or by mail to:

Oppenheimer Holdings Inc.
Board of Directors
c/o The President
20 Eglinton Avenue West
Suite 1110, P.O. Box 2015
Toronto, Ontario
M4R 1K8

     All such correspondence will be forwarded to the Lead Director or to any individual Director or Directors to whom the communication is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Corporation or its business or is similarly inappropriate. The President of the Corporation has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.

     Additional information relating to the Corporation is available on SEDAR at www.sedar.com and on EDGAR at www.edgaronline.com.

                               DIRECTORS' APPROVAL

     The contents of and sending of this Circular have been approved by the Board of Directors of the Corporation.

DATED AS OF this 24 day of March, 2005.



                                                 (signed) A.W. Oughtred
                                                        Secretary

                                  SCHEDULE A-1

                        PROPOSED SHAREHOLDERS' RESOLUTION
                           1996 EQUITY INCENTIVE PLAN

RESOLVED THAT:

1. The resolution passed by the Board of Directors on March 10, 2005 amending the Corporation's 1996 Equity Incentive Plan by increasing the number of Class A non-voting shares of the Corporation ("Class A Share") which may be issued pursuant to options to purchase Class A Shares granted under the Plan by 400,000 shares as more fully described in the Corporation's Management Information Circular dated March 24, 2005 be and it is hereby confirmed.

2. The proper officers and directors of the Corporation be and they are herby authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of this resolution.

                                  SCHEDULE A-2

                        PROPOSED SHAREHOLDERS' RESOLUTION
                   OPPENHEIMER & CO. INC. EMPLOYEE SHARE PLAN

RESOLVED THAT:

1. The resolution passed by the Board of Directors on March 10, 2005 approving the Oppenheimer & Co. Inc. Employee Share Plan, a copy of which appears as Schedule B to the Corporation's Management Information Circular dated March 24, 2005, be and it is hereby confirmed.

2. The proper officers and directors of the Corporation be and they are hereby authorized and directed to take all such actions and execute all such documents as are necessary to implement the terms of this resolution.

                                  SCHEDULE A-3

                        PROPOSED SHAREHOLDERS RESOLUTION
          ISSUE OF CLASS A SHARES TO OPPENHEIMER & CO. INC. 401(K) PLAN

RESOLVED THAT:

1. The issue by the Board of Directors of the Corporation, from time to time, of up to an aggregate of 180,000 Class A non-voting shares of the Corporation to the Oppenheimer & Co. Inc. 401(k) Plan at the closing price per share on the New York Stock Exchange of the Class A non-voting shares on the date of issue be and they are hereby authorized.

2. The proper officers and directors of the Corporation be and they are hereby authorized and directed to take all such actions and execute all such documents as are necessary to implement the terms of this resolution.

                                  SCHEDULE A-4

                    PROPOSED SPECIAL SHAREHOLDERS' RESOLUTION
             CONTINUATION UNDER THE CANADA BUSINESS CORPORATIONS ACT

     WHEREAS the Corporation was continued under the Business Corporations Act (Ontario) (the "OBCA") on October 12, 1977;

     AND WHEREAS the Corporation wishes to apply to the Director under the Canada Business Corporations Act (the "CBCA"), requesting that the Corporation be continued as if it had been incorporated under the CBCA;

NOW THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The Corporation apply to the Director under the OBCA, pursuant to section 181 of the OBCA, for authorization of its application to continue under the CBCA;

2. The Corporation apply to the Director under the CBCA, pursuant to section 187 of the CBCA, for a certificate of continuance continuing the Corporation under the CBCA;

3. The articles of continuance of the Corporation forming part of the said application for continuance shall be substantially in the form attached to the Corporation's Management Information Circular dated March 24, 2005 as Schedule C and, upon the issuance of a certificate of continuance continuing the Corporation under the CBCA, the articles of continuance shall be deemed to be the articles of incorporation of the Corporation;

4. The directors of the Corporation are hereby authorized to abandon the application for continuance of the Corporation under the CBCA without further approval of the shareholders of the Corporation; and

5. Any one of the directors or officers of the Corporation is hereby authorized to execute, whether under the corporate seal of the Corporation or otherwise, and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with such continuance.

                                  SCHEDULE A-5

                        PROPOSED SHAREHOLDERS' RESOLUTION
                         CONFIRMATION OF BY-LAW NUMBER 1

RESOLVED THAT:

Subject to the continuance of the Corporation under the Canada Business Corporations Act, By-law No. 1 of the Corporation enacted by the Directors of the Corporation on March 10, 2005, a copy of which appears as Schedule D to the Corporation's Management Information Circular dated March 24, 2005, be and it is hereby confirmed.

                                  SCHEDULE A-6

                        PROPOSED SHAREHOLDERS' RESOLUTION
                    PERFORMANCE-BASED COMPENSATION AGREEMENT

RESOLVED THAT:

1. The resolution passed by the Board of Directors on March 10, 2005 approving the Amended and Restated Performance-Based Compensation Agreement dated as of March 15, 2005 between the Corporation and Mr. A. G. Lowenthal, a copy of which appears as Schedule E to the Corporation's Management Information Circular dated March 24, 2005, be and it is hereby confirmed.

2. The proper officers and directors of the Corporation be and they are hereby authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of this resolution.

                                   SCHEDULE B

                             OPPENHEIMER & CO. INC.
                               EMPLOYEE SHARE PLAN

                                   ARTICLE I
                                     PURPOSE

     The purpose of this Oppenheimer & Co. Inc. Employee Share Plan (the "Plan") is to benefit the shareholders of Oppenheimer & Co. Inc., (the "Company"), by assisting the Company and its affiliates to attract, retain and provide incentives to key management employees of the Company, and to align the interests of such employees with those of the shareholders of the Company and the shareholders of the Company's parent corporation, Oppenheimer Holdings Inc. (the "Parent").

                                   ARTICLE II
                                   DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

     "Board" shall mean the Board of Directors of the Parent.

     "Bonus Shares" shall mean those Class A Shares awarded to an Employee pursuant to the provisions of Section 8.3 of the Plan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

     "Committee" shall mean the Compensation and Stock Option Committee of the Board.

     "Class A Shares" shall mean the Class A non-voting shares, of the Parent.

     "Company" shall mean Oppenheimer & Co. Inc., a Delaware corporation, and any successor thereto.

     "Effective Date" shall mean January 1, 2005.

     "Employee" shall mean any person employed by the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean, as of any specified date, the mean of the reported high and low sales prices of the Class A Shares on the New York Stock Exchange composite tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Class A Shares are so reported.

     "Family Member" shall mean any child, stepchild, grandchild, parent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

     "Holder" shall mean an Employee who has been granted a Restricted Stock Award or any such individual's beneficiary, estate or representative, to the extent applicable.

     "Insider" shall have the meaning ascribed thereto in the Securities Act of Ontario, Canada and also includes associates and affiliates of insiders as those terms are defined in such legislation.

     "Parent" shall mean Oppenheimer Holdings Inc.

     "Plan" shall mean this Oppenheimer & Co. Inc. Employee Share Plan, as amended from time to time, together with each of the Restricted Stock Award Agreements utilized hereunder.

     "Restricted Stock Award" shall mean an award granted under the Plan of Class A Shares, the transferability of which by the Holder shall be subject to Transfer Restrictions.

     "Restricted Stock Award Agreement" shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

     "Restriction Period" shall mean the period of time for which Class A Shares issued under the Plan shall be subject to Transfer Restrictions.

     "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

     "Total and Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

     "Transfer Restrictions" shall mean restrictions on the transferability of shares of Class A Shares awarded to an Employee under the Plan.

                                  ARTICLE III
                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the Effective Date.

                                   ARTICLE IV
                                 ADMINISTRATION

     4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. Notwithstanding the foregoing, however, at any time that the Class A Shares are listed on a national securities exchange or quoted on NASDAQ, the Committee shall consist solely of two (2) or more Directors who are each (i) "outside directors" within the meaning of
Section 162(m) of the Code ("Outside Directors"), and (ii) "non-employee directors" within the meaning of Rule 16b-3 ("Non-Employee Directors"); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Restricted Stock Awards to eligible persons who are not (A) then "covered employees" within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such Restricted Stock Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Restricted Stock Awards to eligible persons who are not then subject to the requirements of
Section 16 of the Exchange Act.

     4.2 Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to determine which individuals shall receive a Restricted Stock Award, the time or times when such Restricted Stock Award shall be made and the number of Class A Shares which may be issued under such Restricted Stock Award, as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

     4.3 Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Restricted Stock Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Restricted Stock Award, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Restricted Stock Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

     4.4 Committee Action. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

                                   ARTICLE V
                  STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

     5.1 Stock Grant and Award Limits. The Committee may from time to time grant Restricted Stock Awards to one or more Employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article IX, the aggregate number of Class A Shares that may be issued under the Plan shall not exceed Seven Hundred Fifty Thousand (750,000) shares. Class A Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to a Restricted Stock Award. To the extent that a Restricted Stock Award lapses or the rights of its Holder terminate, any Class A Shares subject to such Restricted Stock Award shall again be available for the grant of a new Restricted Stock Award.

     5.2 Stock Offered. The stock to be offered pursuant to the grant of a Restricted Stock Award may be authorized but unissued Class A Shares or Class A Shares purchased on the open market

                                   ARTICLE VI
                    ELIGIBILITY FOR RESTRICTED STOCK AWARDS;
                            TERMINATION OF EMPLOYMENT

     6.1 Eligibility. Restricted Stock Awards made under the Plan may be granted solely to persons who, at the time of grant, are Employees. A Restricted Stock Award may be granted on more than one occasion to the same Employee.

     6.2 Restriction on Insiders. No Employee who is an Insider of the Parent may receive a Restricted Stock Award which, with all other Restricted Stock Awards made to such Employee and all other rights such Employee has to receive Class A Shares under other share compensation arrangements of the Company or the Parent, would entitle such Employee to acquire more than 10% of the issued and outstanding Class A Shares on an undiluted basis.

     6.3 Termination of Employment. Except to the extent inconsistent with the terms of the applicable Restricted Stock Award Agreement, if a Holder's employment with the Company terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Transfer Restrictions applicable to such Holder's Restricted Stock Award, such Restricted Stock shall immediately be cancelled, and the Holder (and such Holder's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment that all or a portion of any such Holder's Restricted Stock shall not be so cancelled and forfeited, for example, in the case of a Holder's death or Total and Permanent Disability.

                                  ARTICLE VII
                             RESTRICTED STOCK AWARDS

     7.1 Restriction Period to be Established by Committee. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to the Transfer Restrictions imposed in connection with such Restricted Stock Award. Each Restricted Stock Award may have different Transfer Restrictions and/or a different Restriction Period, in the discretion of the Committee. The Transfer Restrictions and/or Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by
Section 7.2.

     7.2 Other Terms and Conditions. Class A Shares awarded pursuant to a Restricted Stock Award shall, when issued, be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall enjoy all shareholder rights applicable to the Class A Shares, except that (i) the

Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Class A Shares during the Restriction Period, (iv) the Holder shall be entitled to receive dividends on the Class A Shares during the Restriction Period and (v) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. A Restricted Stock Award may be by way of the conditional issue of Class A shares where the Class A Shares will not actually be issued until conditions are met at a future date in which case the recipient of the Restricted Stock Award would have no rights as a shareholder unless and until the conditions are met and the Class A Shares actually issued. At the time of a Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of this Section 7.2, be set forth in a Restricted Stock Award Agreement made in conjunction with the Restricted Stock Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Restricted Stock Awards, including but not limited to accelerated vesting upon the occurrence of a "change of control" of the Company or the Parent, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional "gross-up" payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a "change of control" of the Company resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Award Agreements need not be identical.

     7.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Class A Shares received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Class A Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

     7.4 Restricted Stock Award Agreements. At the time any Restricted Stock Award is made under this Article VII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

                                  ARTICLE VIII
                     ADDITIONAL CLASS A SHARES PURCHASES AND
                             AWARDS OF BONUS SHARES

     8.1 In General. Prior to each calendar year occurring on or after the Effective Date, the Board, in its sole discretion, shall determine whether or not any Class A Shares may be purchased by one or more Employees under this
Article VIII.

     8.2 Additional Class A Shares Purchases. For any applicable calendar year pursuant to the provisions of Section 8.1, any Employee so designated by the Committee may elect, by a date to be set by the Committee, to forego the receipt of a portion of his or her annual bonus to be payable for services rendered in the immediately preceding calendar year, up to a maximum amount to be determined by the Committee, and to have the Company instead use such funds to purchase for the Employee, shares of fully vested and unencumbered Class A Shares, through open market purchases, such shares having a Fair Market Value in the aggregate which is equal to such foregone bonus amount.

     8.3 Awards of Bonus Shares. The Company shall award any Employee who makes an election under Section 8.1 (utilizing the Bonus Deferral Election form attached hereto as Exhibit A) for a particular calendar year, with that number of Bonus Shares having a Fair Market Value in an amount or percentage of the total Fair Market Value of the shares purchased by the Employee pursuant to
Section 8.2 determined by the Committee. The Bonus Shares shall be subject to Transfer Restrictions for a period determined by the Committee from their date of award. Should the Employee's employment with the Company terminate for any reason prior to the end of the Restriction Period, the Employee shall forfeit such Bonus Shares in their entirety. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of an Employee's termination of employment, that all or a portion of such Employee's Bonus Shares shall not be so cancelled and forfeited, for example, in the case of the Employee's death or Total and Permanent Disability.

                                   ARTICLE IX
                       RECAPITALIZATION OR REORGANIZATION

     9.1 Adjustments to Class A Shares. The shares with respect to which Restricted Stock Awards may be granted under the Plan are Class A Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of a Restricted Stock Award theretofore granted, the Parent shall effect a subdivision or consolidation of Class A Shares or the payment of a stock dividend on Class A Shares without receipt of consideration by the Parent, the number of Class A Shares with respect to which such Restricted Stock Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     9.2 Recapitalization. If the Parent recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Restricted Stock Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Restricted Stock Award, in lieu of the number of Class A Shares then covered by such Restricted Stock Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Class A Shares then covered by such Restricted Stock Award.

     9.3 Other Events. In the event of changes to the outstanding Class A Shares by reason of recapitalizations, reorganizations, amalgamations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Restricted Stock Award and not otherwise provided for under this Article IX, any outstanding Restricted Stock Awards and any Restricted Stock Award Agreements evidencing such Restricted Stock Awards shall be subject to adjustment by the Committee in its discretion as to the number and price of Class A Shares or other consideration subject to such Restricted Stock Awards. In the event of any such change to the outstanding Class A Shares, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, the determination of which shall be conclusive.

     9.4 Powers Not Affected. The existence of the Plan and the Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Board or of the shareholders of the Parent to make or authorize any adjustment, recapitalization, reorganization or other change of the Parent's capital structure or business, any merger or consolidation of the Parent, any issue of debt or equity securities ahead of or affecting Class A Shares or the rights thereof, the dissolution or liquidation of the Parent or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     9.5 No Adjustment for Certain Restricted Stock Awards. Except as hereinabove expressly provided, the issuance by the Parent of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Restricted Stock Awards, and no adjustment by reason thereof shall be made with respect to the number of Class A Shares subject to Restricted Stock Awards theretofore granted or the purchase price per share, if applicable.

                                   ARTICLE X
                        AMENDMENT AND TERMINATION OF PLAN

     10.1 Amendment and Termination. The Board in its discretion may terminate the Plan at any time with respect to any shares for which Restricted Stock Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that no change in any Restricted Stock Award theretofore granted may be made which would materially and adversely impair the rights of a Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as "performance-based" compensation within the meaning of Section 162(m) of the Code).

     10.2 Regulatory Approval of Amendments. No amendment of the Plan or of any Restricted Stock Awards requiring regulatory approval or the approval of any stock exchange or quotation system on which the Class A Shares are listed or quoted shall be effective until all necessary approvals required thereby shall have been obtained.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 No Right to Restricted Stock Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee any right to a Restricted Stock Award except as may be evidenced by a Restricted Stock Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

     11.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company, or (ii) interfere in any way with the right of the Company to terminate the employment of an Employee at any time.

     11.3 Other Laws; Withholding. The Parent shall not be obligated to issue any Class A Shares pursuant to any Restricted Stock Award granted under the Plan at any time when the shares covered by such Restricted Stock Award have not been registered under the Securities Act of 1933 and under such other state and federal laws, rules or regulations as the Parent or the Committee deems applicable and, in the opinion of legal counsel of the Parent, if there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional Class A Shares shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Parent shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Restricted Stock Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Restricted Stock Award satisfied in the form of Class A Shares, no shares shall be issued unless and until arrangements satisfactory to the Parent shall have been made to satisfy any tax withholding obligations applicable with respect to such Restricted Stock Award. Subject to such terms and conditions as the Committee may impose, the Parent shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Class A Shares (including Class A Shares issuable in respect of a Restricted Stock Award) to satisfy, in whole or in part, the amount required to be withheld.

     11.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or the Parent from taking any corporate action which is deemed by the Company or the Parent to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Restricted Stock Award made under the Plan. No Employee, beneficiary or other person shall have any claim against the Company or the Parent as a result of any such action.

     11.5 Restrictions on Transfer. No Restricted Stock Award under the Plan or any Restricted Stock Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) by gift to any Family Member of the Holder. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 11.3 hereof.

     11.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with a Restricted Stock Award under the Plan upon or subsequent to the Holder's death, by utilizing the Beneficiary Designation form attached hereto as Exhibit B. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Parent and be effective solely when filed by the Holder in writing with the Company during the Holder's lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder's beneficiary shall be the Holder's estate.

     11.7 Rule 16b-3. It is intended that, at any time when the Class A Shares are listed on a national securities exchange or quoted on NASDAQ, the Plan and any Restricted Stock Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Restricted Stock Award would disqualify the Plan or such Restricted Stock Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Restricted Stock Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

     11.8 Section 162(m). It is intended that, at any time when the Class A Shares are listed on a national securities exchange or quoted on NASDAQ, the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Restricted Stock Awards hereunder which are made to Holders who are "covered employees" (as defined in Section 162(m) of the Code) shall constitute "performance-based" compensation within the meaning of Section 162(m) of the Code. The performance criteria to be utilized under the Plan for such purposes shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow, customer satisfaction, revenues, financial return ratios (such as return on equity and/or return on assets), market performance, shareholder return and/or value, operating profits, EBITDA, net profits, profit returns and margins, stock price, credit quality, sales growth, market share, comparisons to peer companies (on a company-wide or divisional basis), working capital and/or individual or aggregate employee performance. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided, however, that no such construction or amendment shall have a material adverse effect on the economic value to a Holder of any Restricted Stock Award previously granted hereunder.

     11.9 Other Plans. No Restricted Stock Award, payment or amount received hereunder shall be taken into account in computing an Employee's salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or the Parent, unless such other plan specifically provides for the inclusion of such Restricted Stock Award, payment or amount received.

     11.10 Limits of Liability. Any liability of the Company or the Parent with respect to a Restricted Stock Award shall be based solely upon the contractual obligations created under the Plan and the Restricted Stock Award Agreement. Neither the Company, the Parent nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

     11.11 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of New York.

     11.12 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

     11.13 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

                                    EXHIBIT A

                             OPPENHEIMER & CO. INC.
                               EMPLOYEE SHARE PLAN
                             BONUS DEFERRAL ELECTION

TO:   Oppenheimer & Co. Inc. (the "Corporation")
      Attention: Secretary

FROM:
      ------------------------------------------
      [Print Name]

I hereby elect to have ______% of my Bonus, if any, otherwise payable to me for my services rendered during 200_, to be utilized under the Oppenheimer & Co. Inc. Employee Share Plan (the "Plan") to purchase Class A Shares of the Parent, all pursuant to the provisions of Article VIII of the Plan.

I understand that, once made, this Election shall be irrevocable.

The Effective Date of this Election is: _______________ (to be completed by the Secretary; this will be the first January 7 following the date of this Election).

I understand that all capitalized terms and phrases used herein shall have the same meanings as ascribed to them under the Plan.


Signed:                                               Dated:
             --------------------------------------          -------------------


Accepted by:                                          Dated:
             --------------------------------------          -------------------
             Secretary,
             on behalf of the Corporation,
             certifying that this Election of Bonus
             Deferral is complete

                                    EXHIBIT B

                             OPPENHEIMER & CO. INC.
                               EMPLOYEE SHARE PLAN
                             BENEFICIARY DESIGNATION

TO:    Oppenheimer & Co. Inc. (the "Corporation")
       Attention: Secretary

FROM:
      ----------------------------------
      [Print Name]

I hereby designate the following as my beneficiary or beneficiaries under the Oppenheimer & Co. Inc. Employee Share Plan (the "Plan") to receive, in the event of my death, my Plan benefit, as follows:

Your Primary Designated Beneficiary is the follow person who would receive your benefit if you should die.

Your Surviving Designated Beneficiary is the person who will receive your benefit if your Primary Designated Beneficiary dies before you. If you wish to name more than one Primary Designated Beneficiary, you must note whether the surviving Primary Designated Beneficiaries will be entitled to your benefit if one of your Primary Designated Beneficiaries die. If not, that Designated Beneficiary's percentage will be paid to your Surviving Designated Beneficiary. If you wish to have your benefit distributed to your other Primary Designated Beneficiaries, note "or to the survivor" after each person's name.

Primary Designated Beneficiary          Percent  Relationship  Social Security #
------------------------------          -------  ------------  -----------------
(include address if not same as yours)
                                             %
--------------------------------------  -------  ------------  -----------------

                                             %
--------------------------------------  -------  ------------  -----------------

Surviving Designated Beneficiary        Percent  Relationship  Social Security #
--------------------------------        -------  ------------  -----------------
(include address if not same as yours)
                                             %
--------------------------------------  -------  ------------  -----------------

                                             %
--------------------------------------  -------  ------------  -----------------

I understand that all capitalized terms and phrases used herein shall have the same meanings as ascribed to them under the Plan.


Signed:                                        Dated:
        --------------------------------              --------------------------


Accepted by:                                   Dated:
             ---------------------------              --------------------------
             Secretary,
             on behalf of the Corporation,
             certifying that this Designation
             of Beneficiary Election is
             complete

                                   SCHEDULE C

                         ONTARIO CORPORATION NO. 226839

        APPLICATION FOR AUTHORIZATION TO CONTINUE IN ANOTHER JURISDICTION

1.   The name of the Corporation is:

     OPPENHEIMER HOLDINGS INC.

2.   Date of incorporation/amalgamation

     November 16, 1933

3. The corporation is offering securities to the public within the meaning of subsection 1(6) of the Business Corporations Act

4. The corporation is not in default in filing notices under the Corporations Information Act.

5. There are no actions, suits or proceedings pending against the corporation and no unsatisfied judgements or orders outstanding against the corporation.

6. It is requested that the corporation be authorized under section 181 of the Business Corporations Act to apply to the proper officer for an instrument of continuance continuing the corporation as if it had been incorporated under the laws of Canada.

7. The laws of the jurisdiction to which the corporation will apply for an instrument of continuance provide in effect that:

     (a) The property of the corporation continues to be the property of the body corporate;

     (b) The body corporate continues to be liable for the obligations of the corporation;

     (c) An existing cause of action, claim or liability to prosecution is unaffected;

     (d) A civil, criminal, or administrative action or proceeding pending by or against the corporation may be continued to be prosecuted by or against the body corporate; and

     (e) a conviction against the corporation may be enforced against the body corporate or a ruling, order of judgement in favour of or against the corporation may be enforced by or against the body corporate.

8.   This application has been authorized by a special resolution:

9.   This application is accompanied by the consent of:

     (a)  The Corporations Tax Branch of the Ministry of Revenue and

     (b)  The Ontario Securities Commission.

This application is signed in duplicate.

                                        OPPENHEIMER HOLDINGS INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Industry Canada                         Form 11
Canada Business                         Articles of Continuance
Corporations Act                        (Section 187)

1.   Name of Corporation

     OPPENHEIMER HOLDINGS INC.

2. The province or territory in Canada where the registered office is to be situated

     ONTARIO

3. The classes and any maximum number of shares that the corporation is authorized to issue

     See attached Schedule A

4.   Restrictions, if any on share transfers

     none

5.   Number (or minimum and maximum number) of directors

     minimum of five (5) and maximum of fifteen (15)

6.   Restrictions, if any, on business the corporation may carry on none

7.   Change of name effected, previous name

     none

8.   Details of incorporation

     Incorporated on November 16, 1933 under the laws of British Columbia; and Continued on October 12, 1977 under the laws of Ontario

9.   Other provisions, if any

     See attached Schedule B

                                   SCHEDULE A

             to Articles of Continuance of Oppenheimer Holdings Inc.

4. The classes and any maximum number of shares that the corporation is authorized to issue:

An unlimited number of First Preference Shares, issuable in series; An unlimited number of Class A non-voting shares; and 99,680 Class B voting shares.

The rights, privileges, restrictions and conditions attaching to each class of shares are as follows:

1.   First Preference Shares

     The First Preference Shares shall, as a class, have attached thereto the following rights, privileges, restrictions and conditions:

     (a)  Directors' Right to Issue in One or More Series

     The First Preference Shares may at any time and from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation. The board of directors of the Corporation shall (subject as hereinafter provided) by resolution duly passed before the issue of any First Preference Shares of any series, determine the designation of and the rights, privileges, restrictions and conditions to be attached to the First Preference Shares of any such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends whether cumulative, non cumulative or partially cumulative, the date or dates and place or places of payment thereof, coversion rights (if any), the consideration and the terms and conditions of any redemption, including any sinking fund provisions, or purchase by the Corporation thereof, and the restrictions (if any) respecting payment of dividends on or the return of capital in respect of any shares ranking junior to the First Preference Shares.

     (b)  Ranking of First Preference Shares

     The First Preference Shares of each series shall rank on a parity with the First Preference Shares of every other series, and shall be entitled to a preference over the Class A non-voting shares and the Class B voting shares of the Corporation and over any other shares ranking junior to the First Preference Shares with respect to priority in payment of dividends and the distribution of assets or return of capital in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets or return of capital of the Corporation among its shareholders for the purpose of winding up its affairs, and the First Preference Shares of each series may also be given such other preferences not inconsistent with the provisions of these articles over the Class A non-voting shares and the Class B voting shares of the Corporation and any other shares ranking junior to the First Preference Shares as may be determined in the case of each series authorized to be issued. When any cumulative dividends or amounts payable on a return of capital in respect of a series of First Preference Shares are not paid in full, the First Preference Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and on any return of capital in accordance with the sums that would be payable on such return of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of such shares with respect to return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

     (c)  Voting Rights

          (i) Unless the directors otherwise determine by resolution, the holders of shares of a series of First Preference Shares, as such, shall not be entitled to receive notice of or to attend or vote at meetings of shareholders of the Corporation except that holders of shares of any series of First Preference Shares shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof and, where entitled by law, holders of First

               Preference Shares of all series shall be entitled to notice of and to vote at meetings of shareholders with each First Preference Share entitling the holder thereof to one vote per share.

          (ii) The holders of the First Preference Shares as a class, or, of a series of First Preference Shares, as such, shall not be entitled to vote separately as a class or series or to dissent under the Canada Business Corporations Act and any statute that may be substituted therefor, as from time to time amended (hereinafter the "Act") upon a proposal to amend the Articles to:

               (1) increase or decrease any maximum number of authorized First Preference Shares, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the First Preference Shares or any series thereof; or

               (2) create a new class or series of shares equal or superior to the First Preference Shares;

          or to dissent under the Act upon a proposal to amend the Articles to effect an exchange, reclassification or cancellation of all or part of the First Preference Shares or any series thereof.

2.   Class A non-voting shares and Class B voting shares

     (a)  Ranking of Class A non-voting shares and Class B voting shares

     Subject as herein provided and to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, the Class A non-voting shares and the Class B voting shares shall rank equally with each other in all respects including the right to receive dividends and to receive the remaining property of the Corporation in the event of the liquidation, dissolution or winding up of the Corporation whether voluntary or involuntary or any other distribution of assets of the Corporation among its shareholders for the purposes of winding up its affairs.

     (b)  Voting - Class B voting shares

          (i) The holders of the Class B voting shares, as such, shall be entitled to vote at all meetings of shareholders, except meetings at which only holders of a specified class, other than Class B voting shares, or a specified series of shares are entitled to vote and shall be entitled to one vote for each Class B voting share held.

          (ii) Holders of Class B voting shares, as such, shall not be entitled to vote separately as a class or to dissent under the Act upon a proposal to amend the Articles to:

               (1) increase or decrease any maximum number of authorized Class B voting shares or increase any maximum number of authorized shares of a class of shares having rights or privileges equal or superior to the Class B voting shares; or

               (2) create a new class or series of shares equal or superior to the Class B voting shares;

          or to dissent under the Act upon a proposal to amend the Articles to effect an exchange, reclassification, or cancellation of all or a part of the Class B voting shares.

     (c)  Voting - Class A non-voting shares

               (i) Except where entitled by law holders of Class A non-voting shares, as such, shall not be entitled to vote at meetings of shareholders of the Corporation.

               (ii) Where entitled by law to vote at meetings of shareholders of the Corporation holders of Class A non-voting shares shall be entitled to one vote for each Class A non-voting share held.

                                   SCHEDULE B

             to Articles of Continuance of Oppenheimer Holdings Inc.

9.   Other provisions:

1. The board of directors may from time to time on behalf of the corporation, without authorization of the shareholders:

     (a)  borrow money on the credit of the corporation;

     (b) issue, reissue, sell, pledge or hypothecate bonds, debentures, notes or other evidences of indebtedness or guarantee of the corporation, whether secured or unsecured;

     (c) give a guarantee on behalf of the corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or any guarantees or any other present or future indebtedness, liability or obligation of the corporation.

2. The board of directors may from time to time delegate to such one or more of the directors and officers of the corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of such delegation.

3. All meetings of the Directors and Shareholders may be held in Canada or outside Canada.

4. The directors or the shareholders may by resolution from time to time determine the number of directors to be elected at an annual meeting, within such minimum and maximum number of directors. The directors or shareholders may by resolution passed at a meeting specially called for such purpose remove any director from office and the vacancy created by such removal may be filled at the same meeting.

5. The directors may appoint one or more additional directors, in addition to the maximum number of directors provided for in the articles, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

                                   SCHEDULE D

                                  BY-LAW NO. 1

                 A by-law relating generally to the transaction
                         of the business and affairs of

                            OPPENHEIMER HOLDINGS INC.

                                    CONTENTS

PART   DESCRIPTION
----   -----------
I    - Interpretation
II   - Business of the Corporation
III  - Borrowing and Securities
IV   - Directors
V    - Committees
VI   - Officers
VII  - Protection of Directors, Officers and Others
VIII - Shares
IX   - Dividends and Rights
X    - Meetings of Shareholders
XI   - Notices
XII  - Documents in Electronic Form
XIII - Effective Date

BE IT ENACTED as a by-law of OPPENHEIMER HOLDINGS INC. (hereinafter referred to as the "Corporation") as follows:

                                     PART I
                                 INTERPRETATION

1.01 DEFINITIONS. In the by-laws of the Corporation, unless the context otherwise requires:

     "Act" means the Canada Business Corporations Act, and any statute that may be substituted therefor, as from time to time amended;

     "appoint" includes "elect" and vice versa;

     "articles" means the articles of incorporation of the Corporation as from time to time amended or restated;

     "board" means the board of directors of the Corporation;

     "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

     "meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders; "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

     "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);

     "recorded address" means in the case of a shareholder, that person's address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, that individual's latest address as recorded in the records of the Corporation;

     "regulations" means the regulations enacted pursuant to the Act, as from time to time amended;

     "signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section 2.03 or by a resolution passed pursuant thereto;

     "unanimous shareholder agreement" means a written agreement among all the shareholders of the Corporation, or among all such shareholders and one or more persons who are not shareholders, or a written declaration of the beneficial owner of all of the issued shares of the Corporation, that restricts, in whole or in part, the powers of the directors to manage the business and affairs of the Corporation, as from time to time amended;

     save as aforesaid, words and expressions defined in the Act have the same meanings when used herein; and

     words importing the singular number include the plural and vice versa; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

                                     PART II
                           BUSINESS OF THE CORPORATION

2.01 CORPORATE SEAL. The Corporation may have one or more different corporate seals which may be adopted or changed from time to time by the board, on which the name of the Corporation appears in the language or one or more of the languages set out in the articles.

2.02 FINANCIAL YEAR. The financial year of the Corporation shall end on December 31 or such other day in each year as the board may from time to time by resolution determine.

2.03 EXECUTION OF INSTRUMENTS. Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any two of the directors or officers. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal (if any) to any instrument. Any signing officer may certify a copy of any instrument, resolution, by-law or other document of the Corporation to be a true copy thereof.

2.04 EXECUTION IN COUNTERPART. Any articles, notice, resolution, requisition, statement or other document required or permitted to be executed in several documents of like form each of which is executed by all persons required or permitted, as the case may be, to do so, shall be deemed to constitute one document and to bear date as of the date of execution thereof by the last person.

2.05 BANKING ARRANGEMENTS. The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.06 VOTING RIGHTS IN OTHER BODIES CORPORATE. The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such proxies, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers signing or arranging for them. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07 WITHHOLDING INFORMATION FROM SHAREHOLDERS. No shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a meeting of shareholders.

2.08 CREATION AND CONSOLIDATION OF DIVISIONS. The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

2.09 NAME OF DIVISION. Subject to compliance with law, any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business under such name, provided that the Corporation shall set out its corporate name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation.

2.10 OFFICERS OF DIVISION. From time to time the board or, if authorized by the board, the chief executive officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or, if authorized by the board, the chief executive officer, may remove at its or that individual's pleasure any officer so appointed, without prejudice to such officer's rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation.

                                    PART III
                            BORROWING AND SECURITIES

3.01 BORROWING POWER. Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the articles and any unanimous shareholder agreement, the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

(a)  borrow money on the credit of the Corporation;

(b) issue, reissue, sell, pledge or hypothecate bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c) give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

(e) Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02 DELEGATION. The board may from time to time delegate to a committee of the board, a director or an officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board may determine at the time of each such delegation.

                                     PART IV
                                    DIRECTORS

4.01 NUMBER OF DIRECTORS AND QUORUM. Until changed in accordance with the Act, the board shall consist of not less than the minimum and not more than the maximum number of directors provided for in the articles. The directors or the shareholders may by resolution from time to time determine the number of directors to be elected at an annual meeting, within such minimum and maximum. Subject to section 4.08, the quorum for the transaction of business at any meeting of the board shall consist of a majority of the minimum number of directors provided for in the articles or such greater number of directors as the board may from time to time determine.

4.02 QUALIFICATION. Unless otherwise provided by the Act, at least twenty-five per cent of the directors shall be resident Canadians. However, if at any time there are less than four directors, at least one director must be a resident Canadian. No person shall be qualified for election as a director if such person: (a) is less than 18 years of age; (b) is of unsound mind and has been so found by a court in Canada or elsewhere; (c) is not an individual; or (d) has the status of a bankrupt. A director need not be a shareholder.

4.03 ELECTION AND TERM. The election of directors shall take place at the first meeting of shareholders and at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareholders otherwise determine. The election shall be by resolution. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected. Where the shareholders adopt an amendment to the articles to increase the number or minimum number of directors, the shareholders may, at the meeting at which they adopt the amendment, elect the additional number of directors thereby authorized.

4.04 REMOVAL OF DIRECTORS. Subject to the provisions of the Act, the shareholders may by resolution passed at a meeting specially called for such purpose remove any director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the board.

4.05 VACATION OF OFFICE. A director ceases to hold office when such director dies, is removed from office by the shareholders acting pursuant to the Act, or ceases to be qualified for election as a director, or earlier if such director shall have submitted a written resignation to the Corporation; in which last-mentioned event such director shall cease to hold office at the later of
(i) the time when such written resignation is sent or delivered to the Corporation and (ii) the time, if any, specified in such written resignation as the effective time of such resignation.

4.06 VACANCIES. Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the minimum or maximum number of directors or from a failure of the shareholders to elect the minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareholders to elect the minimum number of directors, the board shall forthwith call a special meeting of shareholders to fill the vacancy. If the board fails to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

4.07 ACTION BY THE BOARD. Subject to any unanimous shareholder agreement, the board shall manage, or supervise the management of, the business and affairs of the Corporation. Subject to sections 4.08 and 4.09, the powers of the board may be exercised by a meeting at which the quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office. Where the Corporation has only one director, that director may constitute a meeting.

4.08 CANADIAN DIRECTORS PRESENT AT MEETING. Unless otherwise provided by the Act, the board shall not transact business at a meeting, other than filling a vacancy in the board, unless at least twenty-five percent of the directors present at the meeting are resident Canadians or, if there are less than four directors, at least one of the directors present is a resident Canadian, except where:

(a) a resident Canadian director who is unable to be present approves in writing or by telephonic, electronic or other communications facilities, the business transacted at the meeting; and

(b) the required number of resident Canadians would have been present had that director been present at the meeting.

4.09 MEETING BY COMMUNICATIONS FACILITY. If all the directors of the Corporation consent, a director may, in accordance with the regulations, participate in a meeting of the board, or of a committee of the board, by means of a telephonic, electronic or other communications facility that permits all participants to communicate adequately with each other during the meeting. A director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

4.10 PLACE OF MEETINGS. Meetings of the board may be held at any place in or outside Canada.

4.11 CALLING OF MEETINGS. Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman of the board, the managing director, the president, the vice-president or any two directors may determine.

4.12 NOTICE OF MEETING. Notice of the time and place of each meeting of the board shall be given in the manner provided in section 11.01 to each director not less than 48 hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified, including, if required by the Act, any proposal to:

(a) submit to the shareholders any question or matter requiring approval of the shareholders;

(b) fill a vacancy among the directors or in the office of auditor, or appoint additional directors;

(c)  issue securities;

(d)  issue shares of a series;

(e)  declare dividends;

(f)  purchase, redeem or otherwise acquire shares issued by the Corporation;

(g)  pay a commission for the sale of shares;

(h)  approve a management proxy circular;

(i)  approve a take-over bid circular or directors' circular;

(j)  approve any annual financial statements; or

(k)  adopt, amend or repeal by-laws.

4.13 FIRST MEETING OF NEW BOARD. Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14 ADJOURNED MEETING. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15 REGULAR MEETINGS. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.16 CHAIRMAN. The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chairman of the board, managing director, president, or a vice-president. If no such officer is present, the directors present shall choose one of their number to be chairman.

4.17 VOTES TO GOVERN. At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

4.18 DECLARATION OF INTEREST. A director or officer who is a party to, or who is a director or officer of, or has a material interest in, any person who is a party to a material contract or material transaction, whether made or proposed, with the Corporation, shall disclose the nature and extent of his or her interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the board or shareholders, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as provided by the Act.

4.19 REMUNERATION AND EXPENSES. Subject to any unanimous shareholder agreement, the directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                                     PART V
                                   COMMITTEES

5.01 COMMITTEE OF BOARD. The board may appoint one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board except those which, under the Act, a committee of the board has no authority to exercise.

5.02 TRANSACTION OF BUSINESS. The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside of Canada.

5.03 ADVISORY BODIES. The board may from time to time appoint advisory bodies.

5.04 PROCEDURE. Unless otherwise determined by the board, each committee and advisory body shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

                                     PART VI
                                    OFFICERS

6.01 APPOINTMENT. Subject to any unanimous shareholder agreement, the board may from time to time appoint a chairman of the board, a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to sections 6.02 and 6.03, an officer may but need not be a director and one person may hold more than one office.

6.02 CHAIRMAN OF THE BOARD. If appointed, the board may assign to the chairman of the board such powers and duties as the board may specify. During the absence or disability of the chairman of the board, the chairman's duties shall be performed and the chairman's powers exercised by the managing director, if any, or by the president.

6.03 MANAGING DIRECTOR. The board may from time to time also appoint a managing director. If appointed, the managing director shall, subject to the provisions of the Act, have such powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

6.04 PRESIDENT. If appointed, the president shall have such powers and duties as the board may specify. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

6.05 VICE-PRESIDENT. A vice-president shall have such powers and duties as the board or the chief executive officer may specify.

6.06 SECRETARY. The secretary, as and when requested to do so, shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; the secretary shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; the secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation (if any) and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and the secretary shall have such other powers and duties as the board or the chief executive officer may specify.

6.07 TREASURER. The treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; the treasurer shall render to the board whenever required an account of all transactions undertaken and of the financial position of the Corporation; and the treasurer shall have such other powers and duties as the board or the chief executive officer may specify.

6.08 POWERS AND DUTIES OF OTHER OFFICERS. The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.09 VARIATION OF POWERS AND DUTIES. The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.10 TERM OF OFFICE. The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the board shall hold office until such officer's successor is appointed, or until such officer's earlier resignation.

6.11 TERMS OF EMPLOYMENT AND REMUNERATION. The terms of employment and the remuneration of an officer appointed by the board shall be settled by it from time to time.

6.12 DECLARATION OF INTEREST. An officer shall disclose his or her interest in any material contract or proposed material contract with the Corporation in accordance with section 4.18.

6.13 AGENTS AND ATTORNEYS. The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the powers to subdelegate) as may be thought fit.

6.14 FIDELITY BONDS. The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.

                                    PART VII
                  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01 LIMITATION OF LIABILITY. No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on such individual's part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of such individual's office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

7.02 INDEMNITY. Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director or officer, or another individual who acts or acted at the Corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other action or proceeding in which the individual is involved because of such individual's association with the Corporation or other entity, if the individual:

(a) acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the request of the Corporation; and


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(b)  in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

The Corporation may advance moneys to an individual entitled to indemnification pursuant to this section for the costs, charges and expenses of such proceedings. The Corporation shall also indemnify such person in such other circumstances as the Act requires. Nothing in this by-law shall limit the right of any person entitled to indemnity apart from the provisions of this by-law.

7.03 INSURANCE. The Corporation may purchase and maintain insurance for the benefit of any individual referred to in section 7.02 against any liability incurred by the individual:

(a)  in the individual's capacity as a director or officer of the Corporation;
     or

(b) in the individual's capacity as a director or officer, or similar capacity, of another entity, if the individual acts or acted in that capacity at the request of the Corporation.

                                    PART VIII
                                     SHARES

8.01 ALLOTMENT. Subject to the provisions of the Act, the articles and any unanimous shareholder agreement, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.02 COMMISSIONS. The board may from time to time authorize the Corporation to pay a commission to any person in consideration of such person purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03 REGISTRATION OF TRANSFERS. Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with an endorsement, which complies with the Act, made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in section 8.05.

8.04 TRANSFER AGENTS AND REGISTRARS. The board may from time to time appoint one or more agents to maintain, in respect of each class of securities of the Corporation issued by it in registered form, a central securities register and one or more branch securities registers. Such a person may be designated as transfer agent or registrar according to such person's functions and one person may be designated both registrar and transfer agent. The board may at any time terminate such appointment.

8.05 LIEN FOR INDEBTEDNESS. If the articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the articles and to any unanimous shareholder agreement, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

8.06 NON-RECOGNITION OF TRUSTS. Subject to the provisions of the Act, the Corporation may treat the person in whose name a share is registered in the securities register as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect of the share and otherwise to exercise all the rights and powers of an owner.

8.07 SHARE CERTIFICATES. Every holder of one or more shares of the Corporation shall be entitled, at the shareholder's option, to a share certificate, or to a non-transferable written certificate of acknowledgment of such shareholder's right to obtain a share certificate, stating the number and class or series of shares held by such shareholder as shown on the securities register. Such certificates shall be in such form as the board shall from time to time approve. Any such certificate shall be signed in accordance with section 2.03 and need not be under corporate seal; provided that, unless the board otherwise determines, certificates in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The


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

signature of one of the signing officers or, in the case of certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile upon certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.08 REPLACEMENT OF SHARE CERTIFICATES. The board or any officer or agent designated by the board may in its or such person's discretion direct the issue of a new share certificate or certificate of acknowledgment in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding the amount prescribed by regulation for the issuing of a share certificate in respect of a transfer, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.09 JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.10 DECEASED SHAREHOLDERS. In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

                                     PART IX
                              DIVIDENDS AND RIGHTS

9.01 DIVIDENDS. Subject to the provisions of the Act and the articles, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.02 DIVIDEND CHEQUES. A dividend payable in money shall be paid by cheque drawn on the Corporation's or the Corporation's dividend disbursing agent bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his or her recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03 NON-RECEIPT OF CHEQUES. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.04 RECORD DATE FOR DIVIDENDS AND RIGHTS. The board may fix in advance a date, preceding by not more than 60 days, or such other period as may be prescribed by regulation, the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than 7 days before such record date, or such other period as may be prescribed by regulation, in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.05 UNCLAIMED DIVIDENDS. Any dividend unclaimed after a period of 6 years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.


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                                     PART X
                            MEETINGS OF SHAREHOLDERS

10.01 ANNUAL MEETINGS. The annual meeting of shareholders shall be held at such time in each year and, subject to section 10.03, at such place as the board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing an auditor and transacting such other business as may properly be brought before the meeting.

10.02 SPECIAL MEETINGS. The board, the chairman of the board, the managing director or the president shall have power to call a special meeting of shareholders at any time.

10.03 PLACE OF MEETINGS. Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the province in which the registered office is situate or, if the board shall so determine, at some other place in Canada or, at some place outside Canada if such place is specified in the articles or all the shareholders entitled to vote at the meeting so agree.

10.04 PARTICIPATION BY ELECTRONIC MEANS. If the Corporation chooses to make available a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during a meeting of shareholders, any person entitled to attend such meeting may participate in the meeting by means of such telephonic, electronic or other communication facility in the manner provided by the Act and the regulations. A person participating in a meeting by such means is deemed to be present at the meeting. Notwithstanding any other provision of this by-law, any person participating in a meeting of shareholders pursuant this section who is entitled to vote at that meeting may vote, in accordance with the Act and the regulations, by means of any telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

10.05 MEETING HELD BY ELECTRONIC MEANS. Notwithstanding section 10.03, if the directors or shareholders of the Corporation call a meeting of shareholders pursuant to the Act, those directors or shareholders, as the case may be, may determine that the meeting shall be held, in accordance with the Act and the regulations, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. Notwithstanding any other provision of this by-law, any person participating in a meeting of the shareholders pursuant this section who is entitled to vote at that meeting may vote, in accordance with the Act and the regulations, by means of any telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

10.06 NOTICE OF MEETINGS. Notice of the time and place of each meeting of shareholders shall be given in the manner provided in section 11.01 not more than 60 days nor less than 21 days before the date of the meeting, or within such other period as may be prescribed by regulation, to each director, to the auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting.

10.07 LIST OF SHAREHOLDERS ENTITLED TO NOTICE. For every meeting of shareholders, the Corporation shall prepare or cause to be prepared within the time specified by the Act a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder. If a record date for notice of the meeting is fixed pursuant to section 10.09, the shareholders listed shall be those registered at the close of business on such record date. If no record date for notice is so fixed, the shareholders listed shall be those registered (a) at the close of business on the day immediately preceding the day on which notice of the meeting is given, or (b) on the day on which the meeting is held where no such notice is given. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

10.08 LIST OF SHAREHOLDERS ENTITLED TO VOTE. For every meeting of shareholders, the Corporation shall prepare or cause to be prepared within the time specified by the Act a list of shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the number of shares which each such shareholder is entitled to vote at the meeting. If a record date for voting is fixed pursuant to section 10.10, the shareholders listed shall be those registered at the close of business on such record date. If no record date for voting is so fixed, the shareholders listed shall be those registered at the close of business on the record date for notice fixed pursuant to section 10.09. If no record date for voting is fixed pursuant to section 10.10 and no record date for notice is fixed pursuant to section 10.09, the shareholders listed shall be those registered (a) at the close of business on the day immediately preceding the day on which notice of the meeting is given, or (b) on the day on which the meeting is held where no such notice is given. The list shall be


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available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

10.09 RECORD DATE FOR NOTICE. The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 60 days and not less than 21 days, or such other period as may be prescribed by regulation, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than 7 days before such record date, or such other period as may be prescribed by regulation, by newspaper advertisement in the manner provided in the Act. If no record date for notice is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be (a) at the close of business on the day immediately preceding the day on which notice of the meeting is given, or (b) on the day on which the meeting is held where no such notice is given.

10.10 RECORD DATE FOR VOTING. The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 60 days and not less than 21 days, or such other period as may be prescribed by regulation, as a record date for the determination of the shareholders entitled to vote at the meeting, and notice of any such record date shall be given not less than 7 days before such record date, or such other period as may be prescribed by regulation, by newspaper advertisement in the manner provided in the Act. If no record date for voting is so fixed, the record date for the determination of the shareholders entitled to vote at the meeting shall be at the close of business on the record date for notice fixed pursuant to section 10.09. If no record date for voting is fixed pursuant to this section and no record date for notice is fixed pursuant to section 10.09, the record date for the determination of the shareholders entitled to vote at the meeting shall be (a) at the close of business on the day immediately preceding the day on which notice of the meeting is given, or (b) on the day on which the meeting is held where no such notice is given.

10.11 MEETINGS WITHOUT NOTICE. A meeting of shareholders may be held at any time and place permitted by the Act or the articles or the by-laws without notice or on shorter notice than that provided for herein, and proceedings thereat shall not be invalidated (a) if all the shareholders entitled to vote thereat are present in person or represented or if those not so present or represented have received notice, or before or after the meeting or the time prescribed for the notice thereof, in writing waive notice of or accept short notice of such meeting, and (b) if the auditors and the directors are present or if those not present have received notice or, before or after the meeting or the time prescribed for notice thereof, in writing waive notice of or accept short notice of such meeting. If the meeting is held at a place outside Canada, shareholders not present or represented, but who have waived notice of or accepted short notice of such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.12 CHAIRMAN, SECRETARY AND SCRUTINEERS. The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed who is present at the meeting: president, managing director, chairman of the board, or a vice-president who is a director. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.13 PERSONS ENTITLED TO ATTEND. The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the chairman of the board (if any), the president, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to attend the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

10.14 QUORUM. Subject to the provisions of the Act, a quorum for the transaction of business at any meeting of shareholders shall be two person present in person being a shareholder entitled to vote thereat or a duly appointed representative or proxyholder for an absent shareholder so entitled, and holding or representing in the aggregate not less than a majority of the outstanding shares of the Corporation entitled to vote at the meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

10.15 RIGHT TO VOTE. Subject to the provisions of the Act as to authorized representatives of any other body corporate or association and restrictions on intermediary voting, for any meeting of shareholders every person who is named in the list of shareholders entitled to vote prepared for purposes of such meeting, shall be entitled to vote the shares shown opposite such person's name. For any meeting of shareholders where a list of shareholders entitled to vote has not been prepared for purposes of such meeting, the names of the persons appearing in the securities register at the close of business on the record date for voting as the


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holders of one or more shares carrying the right to vote at such meeting, shall be deemed to be the list of shareholders entitled to vote for purposes of such meeting.

10.16 PROXYHOLDERS AND REPRESENTATIVES. Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or such shareholder's attorney and shall conform with the requirements of the Act. Every such shareholder which is a body corporate or association may by resolution of its directors or governing body authorize an individual who need not be a shareholder to represent it at a meeting of shareholders and such individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting.

10.17 TIME FOR DEPOSIT OF PROXIES. The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, if it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

10.18 JOINT SHAREHOLDERS. If two or more persons hold shares jointly, any one of them present in person or represented at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one the shares jointly held by them.

10.19 VOTES TO GOVERN. At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands, upon a ballot or upon results of electronic voting, the chairman of the meeting shall be entitled to a casting vote.

10.20 SHOW OF HANDS. Subject to the provisions of the Act any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.21 BALLOTS. On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairman may require a ballot or any person present and entitled to vote on such question at the meeting may demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he or she is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.22 ELECTRONIC VOTING. If the Corporation chooses to make available a telephonic, electronic or other communication facility, in accordance with the Act and the regulations, that permits shareholders to vote by means of such facility then, notwithstanding any other provision of this by-law, any vote may be held, in accordance with the Act and the regulations, entirely by means of such facility.

10.23 ADJOURNMENT. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.24 RESOLUTION IN WRITING. A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditors in accordance with the Act.


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10.25 ONLY ONE SHAREHOLDER. Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

                                     PART XI
                                     NOTICES

11.01 METHOD OF GIVING NOTICES. Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to such person's recorded address or if mailed to such person at such person's recorded address by prepaid ordinary or air mail or if sent to such person at his or her recorded address by facsimile or if provided in the form of an electronic document in accordance with section 12.01. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; a notice so sent by facsimile shall be deemed to have been given when transmitted; and a notice provided in the form of an electronic document shall be deemed to have been given at the time determined in accordance with section 12.01. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by the secretary to be reliable.

11.02 NOTICE TO JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

11.03 COMPUTATION OF TIME. In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

11.04 UNDELIVERED NOTICES. If any notice given to a shareholder pursuant to section 11.01 is returned on two consecutive occasions because such shareholder cannot be found, the Corporation shall not be required to give any further notices to such shareholder until such shareholder informs the Corporation in writing of his or her new address.

11.05 OMISSIONS AND ERRORS. The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.06 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW. Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom such person derives title to such share prior to such person's name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which such person became so entitled) and prior to such person furnishing to the Corporation the proof of authority or evidence of entitlement prescribed by the Act.

11.07 WAIVER OF NOTICE. Any shareholder, proxyholder, other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to such person under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or of a committee of the board which may be given in any manner.

                                    PART XII
                          DOCUMENTS IN ELECTRONIC FORM

12.01 DOCUMENTS IN ELECTRONIC FORM. Subject to any additional conditions set out in section 12.02 below, a requirement under the Act, the regulations or these by-laws to provide a person with a notice, document or other information may be satisfied by the provision of an electronic document, provided that:


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(a)  the addressee has consented, in the manner prescribed by regulation, if any, and has designated an information system for the receipt of electronic documents;

(b) the electronic document is provided to the designated information system, unless otherwise prescribed by regulation; and

(c)  any other requirements of the regulations have been complied with.

An addressee may revoke the consent referred to in subsection 12.01 (a) above. Nothing in this Part XII shall require a person to create or otherwise provide an electronic document. Except where a notice, document or other information must be sent to a specific place (such as a registered address), an electronic document need not be sent to the designated information system if (i) the document is posted on or made available through a generally accessible electronic source, such as a web site; and (ii) the addressee is provided with notice in writing of the availability and location of that electronic document. An electronic document shall be considered to have been received when it enters the information system designated by the addressee or if the document is posted on or made available through a generally accessible electronic source, when it is accessed by the addressee.

12.02 WHERE DOCUMENTS TO BE CREATED IN WRITING. Where the Act or regulations expressly require that a notice, document or other information be created in writing, such requirement shall be satisfied by the creation of an electronic document provided that, in addition to the conditions set out in section 12.01 above:

(a) the information in the electronic document is accessible so as to be usable for subsequent reference; and

(b)  any other requirements of the regulations have been complied with.

12.03 WHERE DOCUMENTS TO BE PROVIDED IN WRITING. Where the Act or regulations expressly require that a notice, document or other information be provided in writing, such requirement shall be satisfied by the provision of an electronic document provided that, in addition to the conditions set out in section 12.01 above:

(a) the information in the electronic document is accessible by the addressee and capable of being retained by the addressee, so as to be usable for subsequent reference; and

(b)  any other requirements of the regulations have been complied with.

                                    PART XIII
                                 EFFECTIVE DATE

13.01 EFFECTIVE DATE. Subject to the continuance of the Corporation under the provisions of the Act, this by-law shall be effective when made by the board.

13.02 REPEAL. The existing by-laws (and any amendments thereto) of the Corporation are repealed as of the effective date of this by-law. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, or the validity of any articles (as defined in the Act) or predecessor charter documents of the Corporation obtained pursuant to any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or the board with continuing effect passed under any repealed by-law shall continue good and valid except to the extent inconsistent with this by-law and until amended or repealed.

PASSED by the board of Directors as of the __________ day of ___________, 2005.


-------------------------------------   ----------------------------------------
President                               Secretary

CONFIRMED by the shareholders in accordance with the Act as of the __________ day of __________ 2005.


                                        ----------------------------------------
                                        Secretary

                                   SCHEDULE E

                              AMENDED AND RESTATED
                    PERFORMANCE-BASED COMPENSATION AGREEMENT

     THIS AGREEMENT, dated as of the 15th day of March, 2005, amends and restates the Agreement dated as of the 1st day of January, 2001 between OPPENHEIMER HOLDINGS INC. (then called FAHNESTOCK VINER HOLDINGS INC.) ("Holdings") and ALBERT G. LOWENTHAL ("Lowenthal").

                                   WITNESSETH:

     WHEREAS, Lowenthal is employed by Oppenheimer & Co. Inc. (formerly Fahnestock & Co. Inc.), a wholly-owned subsidiary of Holdings (the "Company"), and Holdings as their respective Chief Executive Officer and serves as Chairman of their respective Boards of Directors; and

     WHEREAS, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of Holdings (the "Board") has determined that it is in the best interests of the Company and Holdings to provide a portion of the compensation for Lowenthal's services during the Term hereof in a manner that aligns the compensation of Lowenthal with the performance of the Company and Holdings, the long-term interests of the shareholders of Holdings and the compensation paid to other chief executive officers of comparable financial service companies;

     NOW, THEREFORE, in consideration of the premises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings and Lowenthal agree as follows:

1.   DEFINITIONS.

     (a)  Class A Stock means the Class A non-voting shares of Holdings.

     (b) Market Value of a share of Class A Stock as of a determination date means its closing price on the New York Stock Exchange on such date or, if such date is not a trading day, on the trading day next preceding such determination date.

     (c) Performance Award means the written performance goal established with respect to a Performance Year pursuant to Section 2.

     (d) Performance Award Amount means the amount of performance-based compensation determined pursuant to the terms of a Performance Award.

     (e)  Performance Year means a calendar year during the Term.

     (f) Term means the period commencing on January 1, 2001 and ending on December 31, 2010.

2.   PERFORMANCE AWARDS.

     On or before the 90th day of each Performance Year, the Committee shall establish a written performance goal (the "Performance Award") with respect to such Performance Year. Such Performance Award shall be in the form of a written formula pursuant to which the Performance Award Amount shall be determined based upon the degree of attainment in such Performance Year of targets expressed in terms of one or more of the following factors: Holdings' return on equity, Holdings' consolidated net profit, and, the increase in the Market Value of a share of Class A Stock from the date the Committee establishes the performance goal (or, if later, January 1 of the Performance Year) to December 31 of the Performance Year. Except to the extent otherwise provided in this Agreement, the Company shall pay Lowenthal in cash the Performance Award Amount within five (5) days after the Committee's certification for each award in accordance with
Section 3 following the end of each Performance Year.

3.   ADMINISTRATION.

     The procedures with respect to Performance Awards made under this Agreement shall be administered by the Committee. The Committee shall at all times consist of two or more members and shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16B-3 under the Securities Exchange Act of 1934 or any successor rule, and the provisions of
Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have full power and authority to grant awards hereunder and to administer and interpret this Agreement and to adopt such rules, regulations and guidelines as it deems necessary or advisable to give effect to the purpose and intent of this Agreement. Prior to payment of any Performance Award payable hereunder with respect to any Performance Year the Committee shall certify as to the degree to which the performance goals underlying the Performance Award have been attained for such Performance Year. Certification by the Committee shall be made by March 15 of each Performance Year.

4.   PERFORMANCE AWARD AMOUNT LIMITATION

     In no event may the Performance Award Amount with respect to any Performance Year during the Term exceed $5,000,000.

5.   TERMINATION OF EMPLOYMENT.

     (a) If prior to the end of a Performance Year Lowenthal's employment with the Company or Holdings terminates for any reason (including death or permanent disability) other than the termination of his employment for Cause (as defined in subsection (b)), in lieu of any payments otherwise payable under this Agreement with respect to such Performance Year Lowenthal or his estate, on the later of five (5) days after the Committee's certification in accordance with Section 3 following the end of the Performance Year in which termination occurs or six (6) months and one (1) day after the date of termination, shall be paid the sum of the following: (i) the amount that would be owed to Lowenthal with respect to the Performance Award (other than the portion thereof described in clause (ii)) for such Performance Year multiplied by a fraction, the numerator of which is the number of actual days of the year to the date of such termination and the denominator of which is 365 and (ii) with respect to the portion (if any) of the Performance Award attributable to appreciation in the Market Value of Class A Stock, the amount that would be owed to Lowenthal with respect to the stock appreciation amount using the Market Value of the Class A Stock on such termination date rather than December 31 of the Performance Year; provided, however, that any such payment of a Performance Award Amount shall be subject to the limit set forth in Section 4 and the prior certification of the Committee as set forth in Section 3.

     (b) If prior to the end of a Performance Year, Lowenthal's employment is terminated for Cause, his right to receive any payment under this Agreement with respect to such Performance Year shall be forfeited. For purposes of this Agreement, "Cause" means (i) conviction of a felony involving theft or moral turpitude, or (ii) a determination by the Board that Lowenthal has engaged in conduct that constitutes wilful gross neglect or wilful gross misconduct with respect to his duties which results in material economic harm to Holdings or the Company; provided, however, that for purposes of determining whether conduct constitutes wilful gross misconduct, no act on Lowenthal's part shall be considered "wilful" unless it is done by him in bad faith and without reasonable belief that his action was in the best interests of Holdings and the Company.

6.   DEFERRAL ELECTION.

     Notwithstanding anything to the contrary herein, to the extent that Lowenthal makes an election in accordance with the terms of the Oppenheimer & Co. Inc. Executive Deferred Compensation Plan (the "Plan") to defer payment of all or a portion of a Performance Award Amount, such deferred portion (together with interest and earnings thereon as determined pursuant to the terms of the
Plan) will be paid at the time and in the manner provided under the Plan.

7.   EFFECTIVENESS OF AGREEMENT.

     This Agreement shall be effective as of the date of its adoption by the Committee, subject to approval thereof at a meeting of shareholders by the holders of a majority of the Class B voting shares of the Holdings (the "Class B Shares") present and entitled to vote at the meeting. This Agreement amends and restates the Performance-Based Compensation Agreement between Holdings and

Lowenthal dated as of January 1, 2001, which shall be of no further force and effect after January 1, 2005 except as it applies to performance years ending on or before such date.

8.   INTERPRETATION.

     No provision of this Agreement may be altered or waived except in a writing executed by the parties hereto. This Agreement constitutes the entire agreement between the parties hereto and no party shall be bound by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the law of the State of New York without giving effect to the conflict of law provisions thereof.

9.   ARBITRATION.

     Any controversy or claim arising out of or relating to this Agreement or the breach of this Agreement which cannot be resolved by Lowenthal and Holdings shall, at the instance of either Lowenthal or Holdings, be submitted to arbitration in accordance with New York law and the procedures of the New York Stock Exchange. The determination of the arbitrator shall be conclusive and binding on Holdings and Lowenthal and judgment may be entered on the arbitrator's award in any court having jurisdiction.

10.  ASSIGNABILITY.

     The respective rights and obligations of Lowenthal and Holdings under this Agreement shall inure to the benefit of and be binding upon the heirs and legal representatives of Lowenthal and the successors and assigns of Holdings.

     IN WITNESS WHEREOF, Holdings and Lowenthal have executed this Agreement as of the day and year first above written.

                                        OPPENHEIMER HOLDINGS INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------
                                        Albert G. Lowenthal, individually

                                   SCHEDULE F

                              CORPORATE GOVERNANCE

     Set out below are (i) checklists summarizing the corporate governance requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and the Toronto Stock Exchange, the Corporation's alignment with such requirements and a description of how the Corporation's corporate governance policies align with such requirements and (ii) descriptions of the Corporation's Board Committees.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
            NYSE CORPORATE GOVERNANCE                ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
The Board must affirmatively determine each             X        -    The Board has not adopted formal categorical
director's independence and disclose those                            standards to assist in determining independence.
determinations.
                                                                 -    The Board has considered the relationship of each
                                                                      non management/officer director and has made a
                                                                      determination that the four non-management/officer
                                                                      directors of the Corporation are independent.

                                                                 -    Of the four non-management/officer Directors, the
                                                                      Board has determined that the only Director that
                                                                      has a relationship with the Corporation (other
                                                                      than as a Director) is Mr. Crystal. The Board has
                                                                      determined that although Mr. Crystal is a partner
                                                                      in the firm of Brown Raysman Millstein Felder &
                                                                      Steiner LLP, which firm provides legal services to
                                                                      the Corporation, in view of the professional
                                                                      ethical standards which govern his conduct, the
                                                                      fact that less than one percent of the annual
                                                                      revenues of his firm are derived from the
                                                                      Corporation and that Mr. Crystal receives no
                                                                      direct compensation from the Corporation other
                                                                      than his Director's compensation, his relationship
                                                                      with the Corporation is not material for the
                                                                      purposes of determining that Mr. Crystal is an
                                                                      independent director.

A majority of the directors must be independent.        X        -    A majority of the directors are independent.

                                                                 -    Assuming the slate of directors nominated for
                                                                      election at the Corporation's 2005 shareholders
                                                                      meeting are elected, four of the seven directors
                                                                      will be independent.

Non-management directors must meet at regularly         X        -    At each regular Board and Audit Committee meeting,
scheduled executive sessions without management.                      the independent members of the Board and the
                                                                      members of the Audit Committee meet in the absence
                                                                      of management.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
            NYSE CORPORATE GOVERNANCE                ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
There must be a nominating/corporate governance         X        -    The Corporation has a Nominating/Corporate
committee composed entirely of independent                            Governance Committee composed of independent
directors.                                                            Directors.

The nominating/corporate governance committee           X        -    The Corporation has a Nominating/Governance
must have a written charter that addresses: (i)                       Charter which addresses (i) the Committee's
the committee's purpose and responsibilities;                         purpose and responsibilities and (ii) annual
and (ii) an annual performance evaluation.                            performance evaluation of the Board members and
                                                                      effectiveness of the Board Committees.

There must be a compensation committee composed         X        -    The Corporation has a Compensation and Stock
entirely of independent directors.                                    Option Committee composed entirely of independent
                                                                      directors.

The compensation committee must have a written          X        -    The Corporation's Compensation and Stock Option
charter that addresses: (i) the committee's                           Committee Charter addresses the Committee's
purpose and responsibilities; and (ii) an annual                      purpose and responsibilities.
performance evaluation.

The audit committee must have a minimum of three        X        -    The Corporation has an Audit Committee of three
members all of whom must be independent.                              members, all of whom are independent.

The audit committee must have a written charter         X        -    The Corporation has an Audit Committee Charter
that addresses: (i) the committee's purpose and                       which addresses the Committee's purpose and
responsibilities; and (ii) an annual performance                      responsibilities and provides for an annual
evaluation.                                                           performance evaluation of the Committee.

The Corporation must have an internal audit             X        -    The Corporation's principal operating subsidiary
function.                                                             has an Internal Audit Department.

The Corporation must adopt and disclose                 X        -    The Corporation has Board of Directors Corporate
corporate governance guidelines.                                      Governance Guidelines which are summarized in the
                                                                      Corporation's annual Management Information
                                                                      Circular dated March 24, 2005.

The Corporation must adopt and disclose a code          X        -    The Corporation has a Code of Conduct and Business
of business conduct and ethics. The Corporation                       Ethics for Directors, Officers and Employees which
must disclose any waiver of the Code of Conduct                       is posted on the Corporation's website and
for directors and officers.                                           available in hard copy from the Corporation's head
                                                                      office. No waivers have been granted under the
                                                                      Code for Directors and Officers.

                                                    DOES THE
      SARBANES-OXLEY ACT AND RELATED UNITED        CORPORATION                  OPPENHEIMER HOLDINGS INC.
               STATES REQUIREMENTS                   ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
The CEO and CFO must certify, among other               X
things, that the financial statements contained                  -    The Corporation prepares and files annually and
in the Corporation's annual and quarterly                             quarterly for the first three quarters of the year
reports filed with the SEC fairly present the                         the required CEO and CFO certificates.
financial condition and results of operations of
the Corporation.

The CEO and CFO must certify, among other               X        -    The Corporation prepares and files annually and
things, that the Corporation's annual and                             quarterly for the first three quarters of the year
quarterly reports filed with the SEC: (i) does                        the required CEO and CFO certificates which
not contain an untrue statement of material                           include certification that the Corporation's
fact; and (ii) that the financial information in                      annual report (i) does not contain an untrue
its annual filing fairly presents the financial                       statement of material fact and (ii) that the
condition of the Corporation.                                         financial information filed fairly presents the
                                                                      financial condition of the Corporation.

The Corporation must disclose the CEO's and             X        -    The CEO and CFO certificates filed with the SEC
CFO's (i) conclusions on the effectiveness of                         include certification that the CEO and CFO are
the Corporation's disclosure controls and                             satisfied with the Corporation's disclosure
procedures; and (ii) any changes to internal                          controls and procedures.
controls which might have a material impact on
internal controls.                                               -    In 2004, there were no changes to internal
                                                                      controls that might have a material impact on
                                                                      internal controls.

The Corporation must have disclosure controls           X        -    The Corporation has internal disclosure controls
and procedures to ensure that all material                            and procedures that ensure that all material
information flows to those persons responsible                        information flows to the CEO and CFO and others
for the Corporation's public disclosures.                             responsible for the Corporation's public
                                                                      disclosures.

The Corporation must have a written code of             X        -    The Corporation has a Code of Conduct and Business
ethics and conduct applicable to senior                               Ethics for Directors, Officers and Employees.
financial officers and the CEO, and must
disclose any waivers of the code.
                                                                 -    In 2004 no waiver of the Code was granted for
                                                                      officers.

The Corporation must disclose the identity of           X        -    All of the members of the audit committee are
the financial expert on the Audit Committee.                          financially literate.

                                                                 -    Mr. Kenneth W. McArthur has been designated an
                                                                      audit committee financial expert.

The Audit Committee must establish policies and         X        -    In accordance with the Corporation's Audit
procedures for pre-approval of audit and                              Committee Charter, the Audit Committee
permitted non-audit services.                                         pre-approves the audit, audit related and
                                                                      non-audit services provided by the Corporation's
                                                                      auditors and fee estimates for such services.

                                                    DOES THE
      SARBANES-OXLEY ACT AND RELATED UNITED        CORPORATION                  OPPENHEIMER HOLDINGS INC.
               STATES REQUIREMENTS                   ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
The Corporation must have in place procedures           X        -    The Corporation's Code of Conduct and Business
for the treatment of complaints regarding, and                        Ethics for Directors, Officers and Employees
for the submission by employees of complaints                         provides for the reporting of complaints relating
relating to, accounting and auditing matters.                         to accounting and auditing matters and protection
                                                                      of any employee reporting such behaviour.

The Corporation must have a process in place to         X        -    See immediately preceding paragraph.
protect employees who have provided information
or assisted in an investigation of securities
fraud or related crimes.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
TSX GUIDELINES FOR IMPROVED CORPORATE GOVERNANCE     ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
1.   The board should explicitly assume                 X        -    The fundamental responsibility of the Board is to
     responsibility for the stewardship of the                        supervise the management of the business of the
     Corporation and for:                                             Corporation with a view to maximizing shareholder
                                                                      value and ensuring corporate conduct in a legal
                                                                      and ethical manner through a system of corporate
                                                                      governance and internal controls appropriate to
                                                                      the Corporation's business.

     (a)  adoption of a strategic planning              X        -    The Board monitors and oversees strategic planning
          process;                                                    which is conducted by management.

     (b)  identification of the principal risks         X        -    The Board, with senior management, identifies and
          of the Corporation's business and                           evaluates corporate risk and oversees risk
          ensuring the implementation of                              controls.
          appropriate system to manage these
          risk;

     (c)  succession planning, including                X        -    The Board assesses and monitors the performance of
          appointing, training and monitoring                         senior management and oversees succession
          senior management;                                          planning.

     (d)  a communications policy;                      X        -    The Board oversees the Corporation's communication
                                                                      policy and corporate communications.

     (e)  the integrity of the Corporation's            X        -    The Board through the Audit Committee oversees and
          internal control and management                             monitors the Corporation's internal controls,
          information systems.                                        audit and information management systems.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
TSX GUIDELINES FOR IMPROVED CORPORATE GOVERNANCE     ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
2.   A majority of the directors should be              X        -    The Board has determined that four of the seven
     "unrelated" (independent of management and                       current directors of the Corporation are unrelated
     free from any interest, business or                              for the purposes of the TSX guideline.
     relationship which could, or could
     reasonably be perceived to, materially                      -    Assuming the slate of directors nominated for
     interfere with the director's ability to                         election at the Corporation's 2005 shareholders
     act with a view to the best interests of                         meeting is elected, four of the then seven
     the Corporation, other than interests and                        directors will be unrelated.
     relationships arising from shareholding).

3.   The board should be responsible for                X        -    As required in the Corporation's Corporate
     applying the definition of "unrelated                            Governance Guidelines, the Board is responsible
     director" to the circumstances of each                           for the determination of whether directors are
     individual director and for disclosing                           related or unrelated based on all relevant facts
     annually whether the board has a majority                        and circumstances that apply to each director.
     of unrelated directors and an analysis of
     the application of the principles                           -    The Board has determined based on its assessments
     supporting this conclusion.                                      and including the criteria contained in the NYSE
                                                                      Rules that each of the Corporation's Directors
                                                                      except Ms. E.K. Roberts and Messrs. A.G. Lowenthal
                                                                      and A.W. Oughtred are unrelated and independent.

                                                                 -    Of the four non-management/officer Directors, the
                                                                      Board has determined that the only Director that
                                                                      has a relationship with the Corporation (other
                                                                      than as Director) is Mr. Crystal. The Board has
                                                                      determined that although Mr. Crystal is a partner
                                                                      in the law firm of Brown Raysman Millstein Felder
                                                                      & Steiner LLP which firm provides legal services
                                                                      to the Corporation, in view of the professional
                                                                      ethical standards which govern his conduct, the
                                                                      fact that less than one percent of the annual
                                                                      revenue of his firm is derived from the
                                                                      Corporation and that Mr. Crystal receives no
                                                                      direct compensation from the Corporation other
                                                                      than his Director's compensation, his relationship
                                                                      with the Corporation is not material for the
                                                                      purposes of determining that he is an unrelated
                                                                      director.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
TSX GUIDELINES FOR IMPROVED CORPORATE GOVERNANCE     ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
4.   The board should appoint a committee of            X        -    The Board has appointed a Nominating/Governance
     directors composed exclusively of outside,                       Committee comprised exclusively of non-management
     i.e., non-management directors, a majority                       directors all of whom are unrelated directors
     of whom are unrelated directors, with the                        which is responsible, among other things, for
     responsibility for proposing to the board                        assessing the effectiveness of the Board as a
     new nominees to the board and for assessing                      whole, the Committees of the Board and the
     directors on an ongoing basis.                                   contributions of individual Directors.

5.   The board should implement a process, to be        X        -    The Board does not currently have a formal process
     carried out by the nominating committee or                       for assessing the effectiveness of the Board as a
     other appropriate committee, for assessing                       whole, the Committees of the Board or the
     the effectiveness of the board as a whole,                       contributions of individual Directors. The Board
     its committees and the contribution of                           contemplates adopting such a formal process during
     individual directors.                                            2005.

6.   An orientation and education program               X        -    The Corporation's Corporate Governance Guidelines
     should be provided for new directors.                            provide for the orientation and education of new
                                                                      Directors.

7.   The board should examine its size with a           X        -    The Board examines its size periodically. The
     view to determining the impact upon                              Board has determined that a board of seven
     effectiveness and should undertake, where                        directors (which the Corporation currently has) is
     appropriate, a program to reduce the number                      appropriate for the effectiveness of the Board.
     of directors to a number which facilitates                       The Board is currently considering whether seven
     more effective decision-making.                                  directors is sufficient or whether the Board
                                                                      should be expanded. Should it be decided to expand
                                                                      the size of the Board, the Directors may, after
                                                                      its 2005 annual meeting of shareholders, add up to
                                                                      two additional Directors prior to the
                                                                      Corporation's 2006 annual meeting of shareholders.

8.   The board should review the adequacy and           X        -    Under the Corporation's Corporate Governance
     form of the compensation of directors and                        Guidelines, the Compensation and Stock Option
     ensure the compensation realistically                            Committee is responsible for reviewing and making
     reflects responsibilities and risk involved                      recommendations with respect to Directors'
     in being an effective director.                                  compensation.

                                                                 -    The Board is currently satisfied with the adequacy
                                                                      and form of the current level of Director
                                                                      compensation.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
TSX GUIDELINES FOR IMPROVED CORPORATE GOVERNANCE     ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
9.   Committees of the board should generally be        X        -    All of the Board's committees are currently
     composed of outside directors, a majority                        composed of unrelated Directors as is required
     of whom are unrelated, although some board                       under the Corporation's Corporate Governance
     Committees, such as the executive                                Guidelines.
     committee, may include one or more inside
     directors.

10.  The board should expressly assume                  X        -    The Nominating/Corporate Governance Committee is
     responsibility for, or assign to a                               responsible, in accordance with its Charter, for
     committee of directors the general                               the Corporation's approach to corporate
     responsibility for developing the approach                       governance. That Committee has reviewed and
     to corporate governance issues.                                  approved the provisions of the Management
                                                                      Information Circular dated March 24, 2005
                                                                      describing corporate governance and the corporate
                                                                      governance checklists which appear as Schedules
                                                                      thereto.

     This committee would, among other things, be responsible for the response to the TSX governance guidelines.

11.  The board, together with the CEO, should                    -    The Board has not developed formal position
     develop position descriptions for the board                      descriptions for the Board and the CEO nor has it
     and for the CEO, including the definition                        developed corporate objectives which the CEO is
     of the limits to management's authority.                         responsible for meeting. The Board has determined
                                                                      that these are not currently necessary for the
     The board should approve or develop the                          Corporation in its context. The Board believes
     corporate objectives, which the CEO is                           that it and the CEO have a clear understanding of
     responsible for meeting.                                         their mandates and authority. The CEO involves the
                                                                      Board in all significant matters and discussions
                                                                      involving the Corporation and its business. The
                                                                      Board is also satisfied with its involvement with
                                                                      management in setting corporate objectives and
                                                                      strategies and in monitoring corporate
                                                                      performance.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
TSX GUIDELINES FOR IMPROVED CORPORATE GOVERNANCE     ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
12.  The board should have in place appropriate         X        -    The Corporation does not have an unrelated or
     structures and procedures to ensure that it                      independent chairman. The Board has appointed as
     can function independently of management.                        lead director, Mr. Kenneth W. McArthur, an
     An appropriate structure would be to (i)                         unrelated and independent director.
     appoint a chair of the board who is not a
     member of management with responsibility to                 -    At each regular meeting of the Board and the Audit
     ensure that the board discharges its                             Committee, then on-management/unrelated directors
     responsibilities or (ii) adopt alternate                         meet in the absence of management and related
     means such as assigning this responsibility                      directors and the Audit Committee members
     to a committee of the board or to a                              regularly meet in the absence of management and
     director, sometimes referred to as the                           related directors.
     "lead director." Appropriate procedures may
     involve a meeting of the board on a regular
     basis without management present or may
     involve expressly assigning responsibility
     for administering the board's relationship
     to management to a committee of the board.

13.  The audit committee should be composed only        X        -    The Audit Committee is composed of outside
     of outside directors.                                            directors who are unrelated.

     The roles and responsibilities of the audit                 -    The Corporation has an Audit Committee Charter
     committee should be specifically defined so                      which, among other things, sets out the role and
     as to provide appropriate guidance to audit                      responsibilities of the Audit Committee.
     committee members as to their duties.
                                                                 -    As required by the Audit Committee Charter, the
                                                                      Audit Committee meets with the Corporation's
     The audit committee should have direct                           internal auditors at least four times a year to
     communication channels with the internal and                     review and discuss internal controls, compliance,
     external auditors to discuss and review specific                 external audit issues and requirements, regulatory
     issues as appropriate.                                           and financial reporting and other matters.

                                                                 -    The Audit Committee oversees the Corporation's
                                                                      internal control procedures.

     The audit committee duties should include oversight responsibility for management reporting on internal control. While it is management's responsibility to design and implement an effective system of internal control, it is the responsibility of the audit committee to ensure that management has done so.

                                                    DOES THE
                                                   CORPORATION                  OPPENHEIMER HOLDINGS INC.
TSX GUIDELINES FOR IMPROVED CORPORATE GOVERNANCE     ALIGN?                       GOVERNANCE PROCEDURES
------------------------------------------------   -----------   -------------------------------------------------------
14.  The board should implement a system to             X        -    The Board and each of its Committees has, under
     enable an individual director to engage an                       the Corporation's Corporate Governance Guidelines,
     outside advisor, at the Corporation's                            the authority to retain independent legal,
     expense, in appropriate circumstances. The                       financial or other advisors at the expense of the
     engagement of the outside advisor should be                      Corporation.
     subject to the approval of an appropriate
     committee of the board.

                            OPPENHEIMER HOLDINGS INC.

                                BOARD COMMITTEES

BOARD COMMITTEES

     The Board has an Audit Committee, a Compensation and Stock Option Committee and a Nominating/Corporate Governance Committee.

     The following is a brief summary of the responsibilities of these Committees,

AUDIT COMMITTEE (MESSRS. BITOVE, MCARTHUR AND WINBERG (CHAIR))

     The Board has adopted a written charter for the Audit Committee, a copy of which is attached to the Management Information Circular of the Corporation dated March 25, 2004 as Schedule D. The Audit Committee:

- reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board;

- reviews the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board;

- evaluates the external auditors' performance for the preceding fiscal year; reviews their fees and makes recommendations to the Board;

- reviews internal financial control policies, procedures and risk management and reports to the Board;

- meets with the external auditors quarterly to review quarterly and annual financial statements and reports and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board and the shareholders;

- reviews internal audit activities, meets regularly with internal audit personnel and reports to the Board;

-    reviews accounting principles and practices;

- reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board;

-    reviews related party transactions;

- reviews and approves changes or waivers to the Corporation's Code of Ethics for Senior Executive, Financial and Accounting Officers; and

- annually reviews the Audit Committee Charter and recommends and make changes thereto as required.

(see also "Report of The Audit Committee")

COMPENSATION AND STOCK OPTION COMMITTEE (MESSRS. BITOVE AND WINBERG (CHAIR))

     The Board has adopted a Compensation and Stock Option Committee Charter. The Compensation and Stock Option Committee:

- makes recommendations to the Board with respect to compensation policy for the Corporation and its subsidiaries;

- makes recommendations to the Board with respect to salary, bonus and benefits paid and provided to senior management of the Corporation;

- in accordance with the provisions of the Corporation's 1996 Equity Incentive Plan, authorizes grants of stock options and recommends modifications to the Plan;

- grants certain compensation awards to senior management of the Corporation based on criteria linked to the performance of the individual and/or the Corporation;

- administers the Performance-Based Compensation Agreement between the Corporation and Mr. A.G. Lowenthal;

-    certifies compliance with the criteria performance-based awards or grants;
     and

- administers and makes awards under the Corporation's Stock Appreciation Rights Plan.

(see also "Report of the Compensation and Stock Option Committee")

During 2004, the Committee met five times.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE (MESSRS. BITOVE, MCARTHUR (CHAIR), WINBERG AND CRYSTAL)

     The Board has adopted a Nominating/Corporate Governance Committee Charter.

     The Nominating/Corporate Governance Committee:

-    makes recommendations to the Board with respect to corporate governance;

- when necessary, oversees the recruitment of new Directors for the Corporation;

-    recommends nominees for election or appointment to the Board;

- maintains an orientation program for new directors and oversees the continuing education needs of Directors;

-    evaluates Director performance;

- reviews and makes recommendations with respect to the Corporation's Corporate Governance Guidelines;

- reviews and approves governance reports for publication in the Corporation's Management Information Circular and Annual Report on Form 10-K.

     The Committee met once during 2004. The members of the Committee, as members of the Board, participated during the year in Board discussions and decisions on corporate governance, the effectiveness of the Board and related matters.

                                     (LOGO)

                                                               PRINTED IN CANADA

                            OPPENHEIMER HOLDINGS INC.

                            CLASS A NON-VOTING SHARES

                     PROXY, SOLICITED BY MANAGEMENT, FOR THE
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS,
                                   MAY 9, 2005

The undersigned holder of Class A shares of Oppenheimer Holdings Inc. hereby appoints Mr. A.G. Lowenthal or, failing him, Ms. E.K. Roberts or instead of either of them

--------------------------------------------------------------------------------
as nominee, with full power of substitution, to attend, vote and otherwise act for the undersigned at the Annual and Special Meeting of Shareholders to be held on May 9, 2005 and at any adjournment thereof to the same extent and with the same power as if the undersigned were personally present at the said meeting or adjournment or adjournments thereof and hereby revokes any proxy previously given; provided that the undersigned shareholder specifies and directs the persons above named that the Class A non-voting shares registered in the name of the undersigned shall be:

1.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) the resolution confirming the amendment to the Corporation's 1996 Equity Incentive Plan. (Listed as item #4 on the Notice of Meeting).

2.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) the resolution confirming the adoption of the Oppenheimer & Co. Inc. Employee Share Plan. (Listed as item #5 on the Notice of Meeting).

3.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) the resolution confirming the authorizing the issuance of up to 139,313 Class A non-voting shares to the Oppenheimer Co. Inc. 401(k) Plan. (Listed as item #6 on the Notice of Meeting).

DATED __________, 2005.


----------------------------------------
Signature of Shareholder

     A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED HEREIN. TO EXERCISE THIS RIGHT A SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED HEREIN OR MAY SUBMIT ANOTHER FORM OF PROXY.

     IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING ARE PROPOSED AT THE MEETING OR IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH AMENDMENTS OR VARIATIONS OR SUCH OTHER MATTERS ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING.

NOTES:

1. Please Date and Sign the Form of Proxy Exactly as Your Name Appears On This Form of Proxy. If a Shareholder is a Corporation the Form of Proxy Must be Executed Under Its Corporate Seal or by an Officer or Attorney Thereof Duly Authorized.

2. Your Name and Address are Recorded On This Form of Proxy, Please Report Any Change.

                            OPPENHEIMER HOLDINGS INC.

                              CLASS B VOTING SHARES

                     PROXY, SOLICITED BY MANAGEMENT, FOR THE
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS,
                                   MAY 9, 2005

The undersigned holder of Class B voting shares of Oppenheimer Holdings Inc. hereby appoints Mr. A.G. Lowenthal or, failing him, Ms. E.K. Roberts or instead of either of them

--------------------------------------------------------------------------------
as nominee, with full power of substitution, to attend, vote and otherwise act for the undersigned at the Annual and Special Meeting of Shareholders to be held on May 9, 2005 and at any adjournment thereof to the same extent and with the same power as if the undersigned were personally present at the said meeting or adjournment or adjournments thereof and hereby revokes any proxy previously given; provided that the undersigned shareholder specifies and directs the persons above named that the Class B voting shares registered in the name of the undersigned shall be:

1.   VOTED [ ] WITHHELD FROM VOTING [ ]

(or if no specification is made, VOTED FOR) for the election of directors. ((Listed as item #2 on the Notice of Meeting).

2.   VOTED [ ] WITHHELD FROM VOTING [ ]

(or if no specification is made, VOTED FOR) for the appointment of PricewaterhouseCoopers LLP as auditors and authorizing the directors to fix the remuneration of the auditors. (Listed as item #3 on the Notice of Meeting).

3.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) the resolution confirming the amendment to the Corporation's 1996 Equity Incentive Plan. (Listed as item #4 on the Notice of Meeting).

4.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) the resolution confirming the adoption of the Oppenheimer Co. Inc. Employee Share Plan. (Listed as item #5 on the Notice of Meeting).

5.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) the resolution confirming the authorizing the issuance of up to 139,313 Class A non-voting shares to the Oppenheimer Co. Inc. 401(k) Plan. (Listed as item #6 on the Notice of Meeting). (Listed as item #6 on the Notice of Meeting).

6.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) for the continuing the Corporation under the Canada Business Corporation Act. (Listed as item #7 on the Notice of Meeting).

7.   SUBJECT TO THE APPROVAL AND AUTHORIZATION OF 6 ABOVE, VOTED FOR [ ]
     AGAINST [ ]

(or if no specification is made, VOTED FOR) for the adoption of By-laws of the Corporation pursuant to and in accordance with the Canada Business Corporations Act. (Listed as item #8 on the Notice of Meeting).

8.   VOTED FOR [ ] AGAINST [ ]

(or if no specification is made, VOTED FOR) authorizing the Performance Based Compensation Agreement (Listed as item #9 on the Notice of Meeting).

DATED __________, 2005.


----------------------------------------
Signature of Shareholder

     A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED HEREIN. TO EXERCISE THIS RIGHT A SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED HEREIN OR MAY SUBMIT ANOTHER FORM OF PROXY.

     IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING ARE PROPOSED AT THE MEETING OR IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH AMENDMENTS OR VARIATIONS OR SUCH OTHER MATTERS ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING.

NOTES:

1. Please date and sign the form of proxy exactly as your name appears on this form of proxy. If a shareholder is a corporation the form of proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

2. Your name and address are recorded on this form of proxy, please report any change.


                                                                     Page 2 of 2